UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2014

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summaries	4

Schedules of Investments	13

Financial Statements	47

Financial Highlights	50

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	72

Other Information	73

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Multi-Manager Alternatives Fund The Goldman Sachs Multi-Manager Alternatives Fund allocates its assets among multiple investment managers (“Underlying Managers”) who are unaffiliated with the Investment Adviser and who employ one or more non-traditional and alternative investment strategies. A strategy implemented by an Underlying Manager and/ or the use of quantitative models to implement that strategy may fail to produce the intended results. Different investment styles (e.g., “alternative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. These strategies involve risks that may not be present in more traditional (e.g., equity or fixed income) mutual funds.

The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund’s investments in fixed income securities and loans are subject to the risks associated with debt securities generally, including credit, interest rate, liquidity, call and extension risk. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments.

Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. Over-the-counter transactions are subject to less government regulation and supervision.” At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders. The Fund’s investments in other pooled investment vehicles subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Investment Adviser’s Alternative Investments & Manager Selection (“AIMS”) Group is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers, as well as the Fund’s asset allocations. With respect to the Fund, the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management. The AIMS Group also manages additional pooled vehicles which have similar investment strategies to those of the Fund that are not offered to retail investors and are not registered under the Investment Company Act of 1940, as amended (the “Act”). Because these vehicles are not registered under the Act, they are subject to fewer regulatory restraints than the Fund (e.g., fewer trading constraints) and (i) may invest with managers other than the Fund’s Underlying Managers, (ii) may employ strategies that are not subject to the same constraints as the Fund, and (iii) may perform differently than the Fund despite their similar strategies.

There may be additional risks that the Fund does not currently foresee or consider material.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs’ Multi-Manager

Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to 19691 and a team of over 300 people located in 8 offices globally.2

■	We have over 135 alternative investment professionals[2] dedicated to manager selection

■	We employ a rigorous due diligence process to evaluate manager’s skill, strategy, and team and continually monitor managers after an investment is made

■	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

■	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors

■	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager

■	The process is continual with ongoing re-balancing and active management to optimize diversification

■	We have over 50 professionals[2] focused on alternative investment risk management and operational diligence

■	We consider risk management an all-encompassing and real time discipline

■	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

[1]	In June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

[2]	As of September 2014.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares generated average annual total returns of 2.61%, 1.84%, 3.00%, 2.85% and 2.30%, respectively. These returns compare to the 0.03% average annual total return of the Fund’s primary benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (the “Index”) during the same time period. The HFRX Global Hedge Fund Index, a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned -0.58% during the Reporting Period.

To compare, the MSCI World Index, not the Fund’s benchmark but designed to measure the equity market performance of developed markets, had an average annual total return of 4.94% during the Reporting Period. Similarly not benchmarks of the Fund, the Barclays Global Aggregate Bond Index, designed to measure the broad global investment grade fixed income market, and the Barclays U.S. Corporate High Yield Bond Index, designed to measure the U.S. non-investment grade fixed-rate debt market, had average annual total returns of 0.59% and 2.45%, respectively, during the Reporting Period.

References to the Fund’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the Index as the Fund’s primary benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Notably, during the Reporting Period, the Fund had a realized beta to the MSCI World Index of 0.50. (Beta is a measure of the sensitivity of an asset’s returns to broad market returns.) The Fund’s overall annualized volatility was 4.9% during the Reporting Period, while the overall annualized volatility of the global equity markets, as measured by the MSCI World Index, during the same time period was 8.2%.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	Global stock markets delivered strong returns in 2014, with U.S., European, Japanese and emerging market equity markets posting positive returns (in local currency terms) during the Reporting Period. U.S. equity markets, as represented by the S&P 500 Index, rose to record levels during the Reporting Period. The U.S. equity market was driven by an improving job market and low interest rates, which bolstered investor confidence despite a dramatic fall in oil prices during the second half of 2014 (which particularly weighed on energy stocks) and fears of a prolonged period of slow economic growth in Europe and China. European and Asian equity markets also managed gains (in local currency terms) for the calendar year 2014 even as geopolitical issues like elections in Brazil and Russia’s annexation of Crimea provided momentary headwinds to equity markets.

The U.S. fixed income market exhibited exceptional resilience during the Reporting Period considering that expectations at the beginning of 2014 were for bond yields to rise as the Federal Reserve (the “Fed”) ended its quantitative easing program and perhaps might raise interest rates. The first half of 2014 in the fixed income market could largely be defined by investors looking for investment income in higher yielding but lower credit quality securities. However, the latter half of the year saw investors exit these higher yielding instruments on the back of lower inflation expectations predicated on lower global economic growth. The yield on the frequently-referenced 10-year U.S. Treasury note stood at 2.17% at the end of the Reporting Period, a significant decline from 3.03% at the start of 2014. Both high yield and leveraged loans, represented by the Barclays U.S.

PORTFOLIO RESULTS

Corporate High Yield Bond Index and the S&P/LSTA Leveraged Loan Index, respectively, had positive returns for the year, although both slightly trailed the Barclays Global Aggregate Bond Index.

The U.S. dollar strengthened versus all major currencies during the Reporting Period. The Japanese yen and the euro depreciated versus the U.S. dollar due to fears of sustained slow domestic economic growth. The Australian dollar and the New Zealand dollar weakened versus the U.S. dollar due to lower commodity demand and a slowing Chinese economy.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ one or more non-traditional and alternative investment strategies. During the Reporting Period, the Fund allocated capital to nine Underlying Managers — Ares Management LLC (“Ares”); Brigade Capital Management, L.P.[1] (“Brigade”); First Pacific Advisors, LLC (“FPA”); GAM International Management Limited (“GAM”); Graham Capital Management, L.P. (“Graham”); Halcyon Liquid Strategies IC Management LP (“Halcyon”); Lateef Investment Management (“Lateef”); Polaris Capital Management, LLC (“Polaris”) and Sirios Capital Management, L.P. (“Sirios”). These nine Underlying Managers represented five strategies — dynamic equity (Lateef and Polaris); equity long/short (FPA and Sirios); event driven and credit (Ares, Brigade and Halcyon); tactical trading (Graham); and opportunistic fixed income (GAM).

Three Underlying Managers were added during the Reporting Period — Sirios, Polaris and Corsair Capital Management, L.P. (“Corsair”). Sirios utilizes an equity long/short strategy investing in a concentrated long portfolio with select alpha shorts composed of highly liquid, large cap companies and some exchange traded fund shorts as appropriate. The Fund’s Board approved Sirios in April 2014, and we allocated capital to the eighth Underlying Manager during the third quarter of 2014. Polaris utilizes a dynamic equity strategy focused on global and international equity value investing. The Fund’s Board approved Polaris in August 2014 and we allocated capital to the ninth Underlying Manager during the fourth quarter of 2014. Corsair utilizes an equity long/short strategy that employs a catalyst driven, research intensive approach focusing on companies going through strategic and/or structural change. The Fund’s Board approved Corsair in November 2014, and we expect to allocate capital to the Underlying Manager during the first quarter of 2015.

Of the nine Underlying Managers with allocated capital during the Reporting Period, four generated positive returns and five generated negative returns.

Q	Which strategies most significantly affected Fund performance?

A	Of the five strategies employed across the Underlying Managers during the Reporting Period, four generated positive returns and one posted a negative return.

The Fund’s tactical trading strategy generated the strongest positive performance during the Reporting Period, with long-dated interest rate futures, equity and currency exposures contributing to gains. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles. Tactical trading managers that employ a global macro style may select their investments based upon fundamental analysis, or determining an asset’s value based upon factors that directly affect its value. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, i.e., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral.

The Fund’s equity long/short strategy generated the second-strongest positive performance during the Reporting Period, attributable primarily to long positions in the consumer discretionary and information technology sectors. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

[1]	Effective July 1, 2014, Brigade Capital Management, LLC converted from a limited liability company to a limited partnership; its legal name is now Brigade Capital Management, L.P.

PORTFOLIO RESULTS

The dynamic equity strategy used in the Fund posted positive performance during the Reporting Period, driven primarily by equity market exposure and stock selection, with positions in the health care and industrial sectors representing the top contributors. Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

The Fund’s event driven and credit strategies posted modestly positive performance, aided by positions in select corporate high yield bonds and bank loans, although equity holdings in the energy sector detracted. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing styles.

The Fund’s opportunistic fixed income strategy posted modestly negative returns during the Reporting Period, struggling due to unanticipated volatility in emerging market interest rates and a decline in the price of high yield bonds in their portfolio. More specifically, the strategy’s weak performance was due to its developed market rate positioning as yield curves in the U.K. and U.S. flattened, meaning the yield differential between longer-term and shorter-term maturities narrowed. Opportunistic fixed income strategies seek to deliver positive absolute returns in excess of cash investments regardless of economic cycle (i.e., downturns and upswings) or cyclical credit availability. Opportunistic fixed income managers seek to maintain diversified exposure across various fixed income and floating rate market segments, with a focus on more liquid markets, assessing the relative value across sectors and adjusting portfolio weightings based on opportunity.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940, as amended. During the Reporting Period, credit default swaps, options on credit default swaps, equity futures, interest rate futures, interest rate swaps, options on interest rate futures, interest rate swaptions, bond futures, options on bond futures, forward foreign exchange contracts and foreign exchange options were used in the Fund.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, shifts to the Fund’s asset allocation were made in response to the market environment and as a result of allocation to two new Underlying Managers, (i.e., Sirios and Polaris). More specifically, we increased the Fund’s allocations to equity long/short and event driven and credit strategies and reduced its allocations to dynamic equity, opportunistic fixed income and tactical trading strategies in recognition of historically high equity market valuations and to seek to take advantage of equity strategies that have the ability to participate in investment opportunities with a more asymmetrical risk/return profile. The Fund’s allocation to cash also decreased during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to closely monitor global economic recovery, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new Underlying Managers with what we consider to be unique alternative capabilities as market conditions warrant.

PORTFOLIO RESULTS

Index Definitions:

The Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by BofA Merrill Lynch.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund. (Source: Hedgefundresearch.com)

The Barclays Global Aggregate Bond Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.

The Barclays U.S. Corporate High Yield Bond Index covers the universe of U.S. dollar denominated, nonconvertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

The MSCI World Index captures large and mid cap representation across the following 23 Developed Markets countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The S&P/LSTA U.S. Leveraged Loan Index provides an overview of the Senior Secured, Floating Rate Leveraged Loan market as well as an expansive review of the S&P Leveraged Loan Index (LLI) and sub-indexes including daily pricing on the S&P/LSTA LLI 100.

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

FUND BASICS

Multi-Manager Alternatives Fund

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014– December 31, 2014	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch Three- Month U.S. Treasury Bill Index[2]	HFRX Global Hedge Fund Index[3]
Class A	2.61%	0.03%	-0.58%
Class C	1.84	0.03	-0.58
Institutional	3.00	0.03	-0.58
Class IR	2.85	0.03	-0.58
Class R	2.30	0.03	-0.58

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

[3]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRI and HFRX and related indices are trademarks and service marks of Hedge Fund Research, Inc. (“HFR”) which has no affiliation with GSAM. Information regarding HFR indices was obtained from HFR’s website and other public sources and is provided for comparison purposes only. HFR does not endorse or approve any of the statements made herein.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/14	One Year	Since Inception	Inception Date
Class A	-3.05%	1.21%	4/30/13
Class C	-0.17	3.85	4/30/13
Institutional	3.00	5.03	4/30/13
Class IR	2.85	4.94	4/30/13
Class R	2.30	4.36	4/30/13

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	2.68%	4.12%
Class C	3.43	4.87
Institutional	2.28	3.72
Class IR	2.43	3.87
Class R	2.92	4.36

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)
As of December 31, 2014

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Short-term investments represent investment companies and repurchase agreements.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 12/31/14[6]
Holding	% of Net Assets	Line of Business
Northstar Realty Finance Corp.	1.0%	Real Estate Investment Trusts
CVS Health Corp.	0.9	Food & Staples Retailing
Oracle Corp.	0.8	Software
Aon PLC	0.8	Insurance
American International Group, Inc.	0.7	Insurance
NextEra Energy, Inc.	0.7	Electric Utilities
Ally Financial, Inc.	0.7	Consumer Finance
Cedar Fair L.P.	0.7	Hotels, Restaurants & Leisure
Ashland, Inc.	0.6	Chemicals
Microsoft Corp.	0.6	Software

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

UNDERLYING MANAGER ALLOCATION (%)[7]
As of December 31, 2014
Ares Capital Management, LLC	13.8
Halcyon Liquid IC Strategies Management, L.P.	16.4
Brigade Capital Management, L.P.	12.2
Sirios Capital Management, L.P.	8.8
First Pacific Advisors, LLC	16.3
Lateef Investment Management, L.P.	3.2
Polaris Capital Management, LLC	5.5
GAM International Management Ltd	8.2
Graham Capital Management, L.P.	15.8

[7]	The charts above only represent capital allocated to the Underlying Managers, as a percentage of net assets, and as such the weightings may not sum to 100%.

FUND BASICS

STRATEGY ALLOCATION (%)[8]
As of December 31, 2014

Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Event Driven and Credit Strategies typically seek to take advantage of corporate events and company-specific catalysts such as bankruptcies, mergers or takeovers. Opportunistic Fixed Income Strategies seek to maintain diversified exposure across various fixed income and floating rate market segments, including, among others, global emerging markets, investment grade and high yield debt markets, convertible bonds, and bank loans. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral.

[8]	The chart above only represents capital allocated to the Underlying Managers, as a percentage of net assets, and as such the weightings may not sum to 100%.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on April 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager Alternatives Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2013 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Since Inception
Class A (Commenced April 30, 2013)
Excluding sales charges	2.61%	4.67%
Including sales charges	-3.05%	1.21%

Class C (Commenced April 30, 2013)
Excluding contingent deferred sales charges	1.84%	3.85%
Including contingent deferred sales charges	-0.17%	3.85%

Institutional (Commenced April 30, 2013)	3.00%	5.03%

Class IR (Commenced April 30, 2013)	2.85%	4.94%

Class R (Commenced April 30, 2013)	2.30%	4.36%

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value

Common Stocks – 38.9%
Aerospace & Defense – 0.9%
62,332	Airbus Group NV	$3,081,569
202,400	Meggitt PLC	1,628,155
4,432	Precision Castparts Corp.(a)	1,067,580
12,800	United Technologies Corp.	1,472,000

		7,249,304

Auto Components – 0.1%
9,400	Cie Generale des Etablissements Michelin	848,507

Beverages – 1.2%
25,000	Anheuser Busch InBev NV ADR	2,808,000
26,600	Asahi Group Holdings Ltd.	822,932
16,300	Carlsberg A/S Class B	1,251,838
53,572	Constellation Brands, Inc. Class A*(a)	5,259,163

		10,141,933

Biotechnology* – 0.6%
13,898	Celgene Corp.	1,554,630
13,110	Cubist Pharmaceuticals, Inc.	1,319,522
20,320	Gilead Sciences, Inc.(a)	1,915,363

		4,789,515

Capital Markets – 0.4%
813	Affiliated Managers Group, Inc.*	172,551
76,612	NorthStar Asset Management Group, Inc.(a)	1,729,133
15,567	T. Rowe Price Group, Inc.	1,336,583

		3,238,267

Chemicals – 1.9%
44,366	Ashland, Inc.(a)	5,313,272
9,900	BASF SE	830,421
18,000	LANXESS AG	833,621
14,600	Methanex Corp.	670,685
39,984	Rockwood Holdings, Inc.(a)	3,150,739
569,000	Showa Denko KK	700,444
6,400	Solvay SA	866,016
15,500	Symrise AG	933,799
4,031	The Sherwin-Williams Co.(a)	1,060,314
21,700	Yara International ASA	966,353

		15,325,664

Commercial Banks – 2.1%
265,098	Bank of America Corp.(a)	4,742,603
23,000	CIT Group, Inc.	1,100,090
51,600	Citigroup, Inc.	2,792,076
50,541	Comerica, Inc.(a)	2,367,340
47,400	DNB ASA	699,180
10,573	JPMorgan Chase & Co.	661,658
112,100	Sberbank of Russia ADR	452,895
20,814	Signature Bank*(a)	2,621,731
95,600	SpareBank 1 SR Bank ASA	673,420
50,700	Standard Chartered PLC	758,264
18,300	Svenska Handelsbanken AB	856,218

		17,725,475

Common Stocks – (continued)
Commercial Services & Supplies – 0.3%
54,500	Caverion Corp.	$436,896
31,800	Loomis AB Class B	918,626
23,968	Tyco International PLC	1,051,236

		2,406,758

Communications Equipment – 0.8%
38,600	ARRIS Group, Inc.*	1,165,334
128,800	Cisco Systems, Inc.	3,582,572
25,200	QUALCOMM, Inc.	1,873,116

		6,621,022

Computers & Peripherals – 0.2%
749	Samsung Electronics Co. Ltd.	900,481
17,400	Wincor Nixdorf AG	840,283

		1,740,764

Construction & Engineering – 0.2%
276,220	Trevi Finanziaria Industriale SpA	940,017
65,400	YIT OYJ	338,451

		1,278,468

Construction Materials – 0.2%
35,600	CRH PLC	856,019
12,200	Imerys SA	897,565

		1,753,584

Consumer Finance(a) – 0.7%
81,655	Ally Financial, Inc.*	1,928,691
61,715	Discover Financial Services	4,041,715

		5,970,406

Containers & Packaging – 0.9%
147,547	Berry Plastics Group, Inc.*(a)	4,655,108
73,900	Owens-Illinois, Inc.*	1,994,561
114,400	Rexam PLC	805,375

		7,455,044

Diversified Consumer Services(a) – 0.1%
33,311	Service Corp.	756,160

Diversified Financial Services – 0.7%
177,526	FNFV Group*	2,794,259
28,100	Groupe Bruxelles Lambert SA	2,397,499
25,400	Investor AB	923,488

		6,115,246

Diversified Telecommunication Services – 0.3%
51,200	Deutsche Telekom AG	819,217
29,422	Verizon Communications, Inc.(a)	1,376,361

		2,195,578

Electric Utilities(a) – 0.7%
56,035	NextEra Energy, Inc.	5,955,960

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – 0.4%
15,292	Acuity Brands, Inc.(a)	$2,141,950
29,822	AMETEK, Inc.	1,569,532

		3,711,482

Electronic Equipment, Instruments & Components – 0.5%
44,100	TE Connectivity Ltd.	2,789,325
37,442	Trimble Navigation Ltd.*	993,711

		3,783,036

Energy Equipment & Services(a) – 0.2%
3,976	Dresser-Rand Group, Inc.*	325,237
24,767	Halliburton Co.	974,086

		1,299,323

Food & Staples Retailing – 1.2%
77,400	CVS Health Corp.	7,454,394
29,200	Walgreens Boots Alliance, Inc.	2,225,040

		9,679,434

Food Products – 0.5%
191,600	Greencore Group PLC	851,062
9,800	MEIJI Holdings Co. Ltd.	891,596
152,700	Orkla ASA	1,039,500
33,900	Unilever NV	1,326,090

		4,108,248

Health Care Equipment & Supplies(a) – 0.8%
16,178	Becton Dickinson & Co.	2,251,330
39,453	Covidien PLC	4,035,253

		6,286,583

Health Care Providers & Services – 1.4%
126,635	Brookdale Senior Living, Inc.*(a)	4,643,705
29,100	Express Scripts Holding Co.*	2,463,897
6,158	HCA Holdings, Inc.*	451,935
81,641	Synergy Health PLC	2,647,490
9,480	Universal Health Services, Inc. Class B(a)	1,054,745

		11,261,772

Hotels, Restaurants & Leisure – 2.1%
177,816	Amaya, Inc.*	4,369,639
15,439	Carnival Corp.	699,850
122,970	Cedar Fair LP(a)	5,881,655
462,100	Genting Malaysia Bhd	536,600
46,800	Lottomatica SpA	1,044,989
166,981	Morgans Hotel Group Co.*(a)	1,309,131
8,262	Restaurant Brands International, Inc.*(a)	322,553
2,904,882	REXLot Holdings Ltd.	233,777
9,871	The Habit Restaurants, Inc. Class A*	319,327
165,853	The Intertain Group Ltd.	1,885,796
7,695	Wynn Resorts Ltd.	1,144,708

		17,748,025

Common Stocks – (continued)
Household Durables – 0.7%
132,245	Barratt Developments PLC	$962,495
31,300	Bellway PLC	938,739
54,500	Duni AB	807,177
38,400	Persimmon PLC*	937,877
460,100	Taylor Wimpey PLC	981,584
6,435	Whirlpool Corp.(a)	1,246,717

		5,874,589

Household Products – 0.2%
13,000	Henkel AG & Co. KGaA	1,259,290

Independent Power Producers & Energy Traders(a) – 0.1%
34,767	TerraForm Power, Inc. Class A	1,073,605

Industrial Conglomerates – 0.3%
19,431	Danaher Corp.	1,665,431
18,200	Jardine Matheson Holdings Ltd.	720,666
700	Jardine Strategic Holdings Ltd.	23,681

		2,409,778

Insurance – 2.1%
2,970	Alleghany Corp.*	1,376,595
108,855	American International Group, Inc.	6,096,969
67,908	Aon PLC	6,439,716
10,500	Hannover Rueck SE	947,219
4,400	Muenchener Rueckversicherungs AG	876,204
49,322	The Progressive Corp.	1,331,201

		17,067,904

Internet & Catalog Retail*(a) – 0.5%
136,653	Liberty Interactive Corp. Class A	4,020,331

Internet Software & Services* – 0.9%
3,857	Google, Inc. Class A(a)	2,046,756
2,059	Google, Inc. Class C	1,083,857
89,670	Yahoo!, Inc.(a)	4,529,232

		7,659,845

IT Services – 0.2%
13,289	Accenture PLC Class A	1,186,841
26,000	Infosys Ltd. ADR	817,960

		2,004,801

Life Sciences Tools & Services – 0.4%
29,400	Thermo Fisher Scientific, Inc.	3,683,526

Machinery – 1.4%
52,627	EnPro Industries, Inc.*(a)	3,302,871
20,500	Joy Global, Inc.	953,660
20,300	Kone Oyj Class B	924,213
29,200	Konecranes Oyj	834,979
24,064	SPX Corp.(a)	2,067,579
13,164	Stanley Black & Decker, Inc.	1,264,797
10,400	Sulzer AG	1,112,500
14,601	Wabtec Corp.	1,268,681

		11,729,280

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks – (continued)
Media – 2.3%
39,649	DISH Network Corp. Class A*	$2,890,015
22,400	IPSOS	642,798
27,467	Liberty Global PLC Series C*(a)	1,326,931
17,140	Naspers Ltd.	2,217,147
13,277	Scripps Networks Interactive Class A	999,360
112,100	The Interpublic Group of Cos., Inc.	2,328,317
36,950	Time Warner, Inc.(a)	3,156,269
36,079	Twenty-First Century Fox, Inc. Class A	1,385,614
21,783	Viacom, Inc. Class B(a)	1,639,171
118,400	WPP PLC	2,461,733

		19,047,355

Metals & Mining – 0.6%
201,600	Alcoa, Inc.	3,183,264
18,800	BHP Billiton PLC ADR	808,400
23,400	MMC Norilsk Nickel OJSC ADR	332,748
163,650	Norsk Hydro ASA	921,846

		5,246,258

Multiline Retail – 0.3%
124,951	Hudson’s Bay Co.	2,641,415

Oil, Gas & Consumable Fuels – 1.4%
7,700	California Resources Corp.*	42,427
63,300	Canadian Natural Resources Ltd.	1,954,704
65,900	Etablissements Maurel et Prom*	615,892
87,300	Gazprom OAO ADR	395,469
10,200	Lukoil OAO ADR	401,009
30,200	Occidental Petroleum Corp.	2,434,422
36,400	Rosneft OAO GDR	127,764
17,500	Sasol Ltd.	653,150
19,740	SemGroup Corp. Class A(a)	1,350,019
713,600	Thai Oil PCL	908,049
44,146	The Williams Cos., Inc.(a)	1,983,921
126,100	Tullow Oil PLC	812,633

		11,679,459

Pharmaceuticals – 1.0%
23,649	Hospira, Inc.*	1,448,501
14,102	Merck & Co., Inc.(a)	800,852
9,400	Novartis AG	871,789
15,800	Teva Pharmaceutical Industries Ltd. ADR	908,658
19,555	Valeant Pharmaceuticals International, Inc.*	2,798,516
31,220	Zoetis, Inc.	1,343,397

		8,171,713

Professional Services – 0.5%
21,909	Nielsen Holdings NV	979,990
21,754	Robert Half International, Inc.	1,269,998
15,198	Towers Watson & Co. Class A	1,719,958

		3,969,946

Common Stocks – (continued)
Real Estate Investment Trusts – 2.9%
45,766	Colony Financial, Inc.(a)	$1,090,146
764,337	Gramercy Property Trust, Inc.	5,273,925
84,659	iStar Financial, Inc. Series D	2,116,475
92,314	iStar Financial, Inc. Series E	2,280,156
93,122	Lamar Advertising Co. Class A(a)	4,995,064
454,547	Northstar Realty Finance Corp.(a)	7,990,936

		23,746,702

Real Estate Management & Development – 0.1%
6,992	Jones Lang LaSalle, Inc.	1,048,311

Road & Rail – 0.6%
15,064	Hertz Global Holdings, Inc.*	375,696
3,446	J.B. Hunt Transport Services, Inc.	290,326
2,842	Kansas City Southern	346,809
21,229	Old Dominion Freight Line, Inc.*(a)	1,648,220
16,101	Saia, Inc.*(a)	891,351
13,175	Union Pacific Corp.(a)	1,569,538

		5,121,940

Semiconductors & Semiconductor Equipment – 0.6%
44,900	Analog Devices, Inc.	2,492,848
37,300	Intel Corp.	1,353,617
2,843	MModal, Inc.	22,798
50,159	SunEdison, Inc.*(a)	978,602

		4,847,865

Software – 1.4%
113,800	Microsoft Corp.	5,286,010
143,500	Oracle Corp.	6,453,195

		11,739,205

Specialty Retail(a) – 0.1%
21,755	Penske Automotive Group, Inc.	1,067,518

Textiles, Apparel & Luxury Goods – 0.1%
4,900	Christian Dior SA	838,576
276	Hermes International	98,279

		936,855

Transportation Infrastructure – 0.1%
103,618	BBA Aviation PLC	579,079

Water Utilities – 0.1%
438,000	Guangdong Investment Ltd.	570,471

Wireless Telecommunication Services – 0.6%
29,000	Freenet AG	824,536
13,500	KDDI Corp.	848,124
83,354	T-Mobile US, Inc.*(a)	2,245,557
29,200	Vodafone Group PLC ADR	997,764

		4,915,981

TOTAL COMMON STOCKS
(Cost $303,289,644)		$321,558,580

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 19.2%
	Aerospace & Defense – 0.3%
	Alliant Techsystems, Inc.(b)(c)
	$200,000	5.250%		10/01/21	$197,500
	Bombardier, Inc.(b)
	500,000	4.750		04/15/19	495,625
	500,000	6.000	(c)	10/15/22	505,000
	Moog, Inc.(b)(c)
	273,000	5.250		12/01/22	276,413
	Oshkosh Corp.(c)
	300,000	5.375		03/01/22	305,250
	Spirit AeroSystems, Inc.(c)
	510,000	5.250		03/15/22	515,737
	TransDigm, Inc.(c)
	320,000	6.000		07/15/22	320,000

					2,615,525

	Airlines(b) – 0.0%
	Air Canada
	335,000	7.750		04/15/21	349,656

	Automotive – 0.2%
	Affinia Group, Inc.(c)
	85,000	7.750		05/01/21	87,337
	Faurecia
EUR	297,500	3.250		01/01/18	117,969
	General Motors Co.
	$80,000	3.500		10/02/18	81,600
	Gestamp Funding Luxembourg SA(b)(c)
	250,000	5.625		05/31/20	252,500
	Schaeffler Finance BV(b)(c)
	221,000	4.250		05/15/21	217,685
	Schaeffler Holding Finance BV(b)(c)(d)
	625,000	6.750		11/15/22	653,125

					1,410,216

	Banks – 1.7%
	AmBank M Bhd
	200,000	3.125		07/03/19	200,490
	Bangkok Bank PCL
	200,000	3.300		10/03/18	204,623
	CaixaBank SA
EUR	100,000	4.500		11/22/16	109,122
	Citigroup, Inc.(e)
	$700,000	0.933		11/24/17	700,174
	Credit Suisse New York
	500,000	3.000		10/29/21	497,676
	1,000,000	3.625		09/09/24	1,018,086
	HSBC USA, Inc.(e)
	800,000	0.843		11/13/19	799,978
	ING Bank NV(b)
	200,000	1.375		03/07/16	200,719
	800,000	0.925	(e)	10/01/19	801,112
	JPMorgan Chase & Co.
	500,000	2.200		10/22/19	494,893
	JPMorgan Chase Bank NA(c)(e)
EUR	600,000	0.784		05/31/17	724,434
	JPMorgan Chase Capital XXI(c)(e)
	$320,000	1.182		02/02/37	262,400

	Corporate Obligations – (continued)
	Banks – (continued)
	JPMorgan Chase Capital XXIII(c)(e)
	$110,000	1.232%		05/15/47	$89,100
	Lloyds Bank PLC(c)(e)
	90,000	0.600		06/29/49	59,580
	270,000	0.438		11/29/49	178,740
	Lloyds Banking Group PLC(b)(c)(e)
	245,000	6.657		05/21/49	261,538
	100,000	6.413		10/01/49	106,500
	Lloyds TSB Bank PLC
	300,000	6.375		01/21/21	359,465
	Macquarie Bank Ltd.
	461,000	5.000		02/22/17	491,705
	300,000	1.045	(b)(e)	03/24/17	301,301
	Royal Bank of Canada
	110,000	1.200		09/19/17	109,322
	Royal Bank of Scotland PLC
	250,000	2.550		09/18/15	252,503
	340,000	7.648	(c)(e)	08/29/49	396,100
	Santander International Debt SA
GBP	200,000	3.160		12/01/15	316,337
	Standard Chartered PLC(b)
	$150,000	3.850		04/27/15	151,432
	State Street Capital Trust IV(c)(e)
	40,000	1.241		06/01/77	33,200
	UBS AG(e)
	750,000	0.873		08/14/19	752,351
	Wachovia Capital Trust III(c)(e)
	170,000	5.570		03/29/49	164,135
	Washington Mutual Bank(f)
	10,000,000	0.000		11/06/09	2,750,000
	3,000,000	0.000		06/16/10	825,000

					13,612,016

	Brokerage – 0.2%
	Morgan Stanley, Inc.
	800,000	0.975	(e)	01/05/18	800,203
	400,000	3.875		04/29/24	410,428
	500,000	3.700		10/23/24	506,404
	The Bear Stearns Cos. LLC(e)
	200,000	0.621		11/21/16	199,511

					1,916,546

	Building Materials – 0.1%
	Cemex SAB de CV(b)(c)
	200,000	7.250		01/15/21	211,000
	Gibraltar Industries, Inc.(c)
	600,000	6.250		02/01/21	612,000
	Norbord, Inc.(b)
	300,000	5.375		12/01/20	292,246

					1,115,246

	Chemicals – 0.2%
	Cornerstone Chemical Co.(b)(c)
	465,000	9.375		03/15/18	474,300
	Momentive Performance Materials, Inc.(c)
	750,000	3.880		10/24/21	633,750

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Chemicals – (continued)
	MPM Escrow LLC
	$750,000	8.875%		10/15/20	$—
	Rain CII Carbon LLC/CII Carbon Corp.(b)(c)
	770,000	8.250		01/15/21	787,325
	SPCM SA(b)(c)
	49,000	6.000		01/15/22	50,960

					1,946,335

	Commercial Services – 0.0%
	RAG-Stiftung(g)
EUR	100,000	0.000		12/31/18	121,187
	Total System Services, Inc.(c)
	$100,000	3.750		06/01/23	97,709

					218,896

	Consumer Cyclical Services – 0.8%
	APX Group, Inc.(c)
	65,000	6.375		12/01/19	61,912
	30,000	8.750	(b)	12/01/20	25,575
	1,340,000	8.750		12/01/20	1,142,350
	Aramark Services, Inc.(c)
	1,000,000	5.750		03/15/20	1,032,500
	Ashtead Capital, Inc.(b)(c)
	115,000	6.500		07/15/22	123,050
	Ceridian HCM Holding, Inc.(b)(c)
	250,000	11.000		03/15/21	272,500
	First Data Corp.(b)(c)
	860,000	6.750		11/01/20	922,350
	Iron Mountain, Inc.(c)
	989,000	5.750		08/15/24	989,000
	Monitronics International, Inc.(c)
	870,000	9.125		04/01/20	824,325
	Multi-Color Corp.(b)(c)
	1,000,000	6.125		12/01/22	997,500
	The ADT Corp.
	160,000	6.250		10/15/21	164,800
	United Rentals North America, Inc.(c)
	90,000	7.375		05/15/20	97,200

					6,653,062

	Consumer Noncyclical – 0.1%
	BAT International Finance PLC
	200,000	1.125		03/29/16	200,147
	NeuStar, Inc.(c)
	291,000	4.500		01/15/23	250,988

					451,135

	Consumer Products – Household & Leisure(c) – 0.2%
	Albea Beauty Holdings SA(b)
	400,000	8.375		11/01/19	416,000
	American Achievement Corp.(b)
	890,000	10.875		04/15/16	853,287
	Elizabeth Arden, Inc.
	713,000	7.375		03/15/21	648,830

					1,918,117

	Corporate Obligations – (continued)
	Consumer Products – Non Durable(c) – 0.0%
	Sally Holdings LLC
	$100,000	6.875%		11/15/19	$106,250

	Diversified Financial Services – 0.5%
	Alphabet Holding Co., Inc.(c)(d)
	907,000	7.750		11/01/17	768,682
	Bankrate, Inc.(b)(c)
	1,500,000	6.125		08/15/18	1,402,500
	Henderson UK Finance PLC
GBP	100,000	7.250		03/24/16	163,048
	LCR Finance PLC
	200,000	4.500		12/07/28	390,190
	Magyar Nemzeti Vagyonkezelo Zrt
EUR	100,000	3.375		04/02/19	122,215
	OHL Investments SA
	100,000	4.000		04/25/18	113,896
	OneMain Financial Holdings, Inc.(b)(c)
	$460,000	7.250		12/15/21	471,500
	Volkswagen International Finance NV
EUR	200,000	5.500		11/09/15	269,043

					3,701,074

	Energy – 0.3%
	American Energy-Permian Basin LLC/AEPB Finance Corp.(b)(c)
	$750,000	7.125		11/01/20	555,000
	Basic Energy Services, Inc.(c)
	100,000	7.750		02/15/19	77,000
	Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)(c)
	295,000	6.125		11/15/22	283,938
	Chesapeake Energy Corp.(c)(e)
	100,000	3.481		04/15/19	98,000
	CITGO Petroleum Corp.(b)(c)
	133,000	6.250		08/15/22	134,995
	EXCO Resources, Inc.(c)
	665,000	8.500		04/15/22	487,112
	FTS International, Inc.(b)(c)
	170,000	6.250		05/01/22	122,400
	Pacific Drilling SA(b)(c)
	70,000	5.375		06/01/20	56,000
	Petrobras International Finance Co.
	144,000	5.375		01/27/21	133,128
	Seventy Seven Energy, Inc.(c)
	600,000	6.500		07/15/22	354,000
	Southern Star Central Corp.(b)(c)
	180,000	5.125		07/15/22	181,800
	Technip SA
EUR	111,600	0.500		01/01/16	111,990
	YPF SA(b)
	$230,000	8.750		04/04/24	228,850

					2,824,213

	Energy – Exploration & Production – 0.8%
	Aabar Investments PJSC
EUR	200,000	4.000		05/27/16	286,491
	Alpha Natural Resources, Inc.
	100,000	3.750		12/15/17	49,938
	825,000	6.000	(c)	06/01/19	261,937

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Energy – Exploration & Production – (continued)
	CONSOL Energy, Inc.(c)
EUR	100,000	8.250%		04/01/20	$104,250
	ENI SpA
	200,000	0.250		11/30/15	241,115
	EnQuest PLC(b)(c)
	$370,000	7.000		04/15/22	215,525
	Halcon Resources Corp.(c)
	350,000	9.750		07/15/20	264,250
	803,000	8.875		05/15/21	604,257
	Harvest Operations Corp.
	400,000	2.125		05/14/18	397,155
	Ithaca Energy, Inc.(b)(c)
	200,000	8.125		07/01/19	151,000
	Jupiter Resources, Inc.(b)(c)
	45,000	8.500		10/01/22	33,750
	Linn Energy LLC/Linn Energy Finance Corp.(c)
	800,000	7.250		11/01/19	676,000
	MEG Energy Corp.(b)(c)
	55,000	7.000		03/31/24	50,325
	Memorial Production Partners LP/Memorial Production Finance Corp.(c)
	829,000	7.625		05/01/21	663,200
	265,000	6.875	(b)	08/01/22	199,412
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(c)
	1,243,000	10.750		10/01/20	665,005
	100,000	9.250		06/01/21	51,000
	Peabody Energy Corp.
	350,000	6.000		11/15/18	318,500
	300,000	6.250		11/15/21	258,000
	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.(c)
	200,000	6.500		05/15/21	202,000
	Plains Exploration & Production Co.(c)
	146,000	6.875		02/15/23	162,425
	SandRidge Energy, Inc.(c)
	1,095,000	7.500		02/15/23	689,850
	SM Energy Co.(b)(c)
	117,000	6.125		11/15/22	110,273
	Walter Energy, Inc.(c)
	40,000	9.875		12/15/20	8,500
	125,000	8.500		04/15/21	24,688

					6,688,846

	Energy – Services(b)(c) – 0.1%
	Hiland Partners LP/Hiland Partners Finance Corp.
	400,000	7.250		10/01/20	380,000
	625,000	5.500		05/15/22	531,250
	Trinidad Drilling Ltd.
	100,000	7.875		01/15/19	92,000

					1,003,250

	Entertainment & Leisure(c) – 0.5%
	AMC Entertainment, Inc.
	500,000	5.875		02/15/22	508,750

	Corporate Obligations – (continued)
	Entertainment & Leisure(c) – (continued)
	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
	$150,000	5.250%		03/15/21	$152,625
	830,000	5.375	(b)	06/01/24	825,850
	Cinemark USA, Inc.
	1,000,000	4.875		06/01/23	950,000
	Guitar Center, Inc.(b)
	115,000	6.500		04/15/19	99,763
	1,285,000	9.625		04/15/20	857,737
	Regal Entertainment Group
	400,000	5.750		03/15/22	382,000
	Six Flags Entertainment Corp.(b)
	500,000	5.250		01/15/21	500,000

					4,276,725

	Environmental(c) – 0.1%
	Clean Harbors, Inc.
	510,000	5.125		06/01/21	507,450

	Finance – 1.1%
	Ally Financial, Inc.
	200,000	3.500		01/27/19	197,500
	263,000	7.500		09/15/20	308,368
	CIT Group, Inc.(b)
	100,000	5.500		02/15/19	105,500
	Escrow Lehman Brother Holdings
	25,000,000	1.000		09/26/14	3,687,500
	7,000,000	1.000		12/30/16	1,006,250
	60,000	10.750	(f)	08/15/20	—
	8,000,000	1.000		12/31/49	1,150,000
	Harland Clarke Holdings Corp.(b)(c)
	960,000	9.250		03/01/21	916,800
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.(c)
	360,000	4.875		03/15/19	359,100
	300,000	5.875		02/01/22	301,313
	Nomura Holdings, Inc.
	500,000	2.000		09/13/16	502,682
	Opal Acquisition, Inc.(b)(c)
	320,000	8.875		12/15/21	324,800
	The NASDAQ OMX Group, Inc.
	140,000	5.550		01/15/20	153,788
	100,000	4.250	(c)	06/01/24	101,720
	USB Realty Corp.(b)(c)(e)
	100,000	1.378		01/15/49	90,000
	Walter Investment Management Corp.(c)
	312,000	7.875		12/15/21	282,360

					9,487,681

	Food & Beverage – 0.2%
	B&G Foods, Inc.(c)
	700,000	4.625		06/01/21	682,500
	Carlsberg Breweries A/S
GBP	200,000	7.250		11/28/16	344,019
	CP Foods Holdings Ltd.
	$200,000	0.500		01/15/19	201,500

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Food & Beverage – (continued)
	Heineken NV
GBP	70,000	7.250%	03/10/15	$110,294

				1,338,313

	Gaming – 1.0%
	Ameristar Casinos, Inc.(c)
	$300,000	7.500	04/15/21	312,750
	Caesars Entertainment Operating Co., Inc.(c)
	2,015,000	9.000	02/15/20	1,481,025
	Chester Downs & Marina LLC(b)(c)
	1,150,000	9.250	02/01/20	833,750
	Graton Economic Development Authority(b)(c)
	1,055,000	9.625	09/01/19	1,149,950
	MGM Resorts International
	1,013,000	6.625	12/15/21	1,061,117
	Mohegan Tribal Gaming Authority(c)
	780,000	9.750	09/01/21	797,550
	MTR Gaming Group, Inc.(c)(d)
	240,000	11.500	08/01/19	258,000
	Scientific Games International, Inc.(b)(c)
	405,000	7.000	01/01/22	410,063
	200,000	10.000	12/01/22	183,500
	Seminole Hard Rock Entertainment, Inc.(b)(c)
	1,000,000	5.875	05/15/21	990,000
	Shingle Springs Tribal Gaming Authority(b)(c)
	945,000	9.750	09/01/21	1,060,762

				8,538,467

	Health Care – Medical Products(c) – 0.5%
	Biomet, Inc.
	1,000,000	6.500	08/01/20	1,065,000
	Fresenius Medical Care US Finance II, Inc.(b)
	750,000	4.125	10/15/20	753,750
	600,000	4.750	10/15/24	606,000
	Grifols Worldwide Operations Ltd.(b)
	500,000	5.250	04/01/22	511,250
	Halyard Health, Inc.(b)
	1,000,000	6.250	10/15/22	1,020,000
	Immucor, Inc.
	440,000	11.125	08/15/19	475,200

				4,431,200

	Health Care – Pharmaceuticals – 0.3%
	Forest Laboratories, Inc.(b)
	160,000	4.375	02/01/19	169,019
	Lantheus Medical Imaging, Inc.(c)
	430,000	9.750	05/15/17	412,800
	Mallinckrodt International Finance SA/Mallinckrodt CB LLC(b)(c)
	425,000	5.750	08/01/22	435,625
	Roche Holdings, Inc.(b)(e)
	500,000	0.597	09/30/19	499,272
	Valeant Pharmaceuticals International, Inc.(b)(c)
	500,000	6.750	08/15/18	531,250
	53,000	6.875	12/01/18	54,855

				2,102,821

	Corporate Obligations – (continued)
	Health Care – Services – 0.6%
	Acadia Healthcare Co., Inc.(c)
	$980,000	5.125%	07/01/22	$965,300
	Amsurg Corp.(b)(c)
	104,000	5.625	07/15/22	106,600
	CHS/Community Health Systems, Inc.(c)
	150,000	8.000	11/15/19	160,125
	500,000	5.125	08/01/21	521,250
	DaVita HealthCare Partners, Inc.(c)
	500,000	5.125	07/15/24	511,250
	HCA, Inc.
	115,000	3.750	03/15/19	115,288
	500,000	6.500	02/15/20	559,375
	Kindred Escrow Corp. II(b)
	795,000	8.000	01/15/20	844,687
	140,000	8.750 (c)	01/15/23	150,675
	Kindred Healthcare, Inc.(b)(c)
	890,000	6.375	04/15/22	847,725
	Tenet Healthcare Corp.
	100,000	4.750	06/01/20	101,250
	75,000	6.000	10/01/20	80,625
	WellPoint, Inc.
	200,000	2.750	10/15/42	344,250

				5,308,400

	Home Construction – 0.1%
	D.R. Horton, Inc.(c)
	100,000	3.750	03/01/19	98,750
	ServiceMaster Co.
	255,000	7.450	08/15/27	241,613
	100,000	7.250	03/01/38	90,750
	Toll Brothers Finance Corp.(c)
	150,000	4.000	12/31/18	150,750

				581,863

	Hotels, Restaurants & Leisure(b)(c) – 0.0%
	Wok Acquisition Corp.
	160,000	10.250	06/30/20	159,600

	Life Insurance – 0.1%
	Genworth Holdings, Inc.
	90,000	7.200	02/15/21	87,685
	200,000	7.625	09/24/21	195,378
	230,000	6.500	06/15/34	191,740

				474,803

	Lodging(c) – 0.1%
	Eldorado Resorts LLC/Eldorado Capital Corp.(b)
	240,000	8.625	06/15/19	250,800
	Wyndham Worldwide Corp.
	120,000	4.250	03/01/22	122,569

				373,369

	Machinery – 0.3%
	Amsted Industries, Inc.(b)(c)
	500,000	5.000	03/15/22	491,250

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Machinery – (continued)
	Boart Longyear Management Pty Ltd.(b)
	$300,000	10.000%		10/01/18	$312,000
	325,000	7.000	(c)	04/01/21	240,500
	Doosan Infracore Co. Ltd.(c)(e)
	300,000	3.250		10/05/42	300,417
	Dresser-Rand Group, Inc.(c)
	345,000	6.500		05/01/21	370,013
	Siemens Financieringsmaatschappij NV
	250,000	1.050		08/16/17	272,750
	Tyco Electronics Group SA(c)
	215,000	2.375		12/17/18	216,344

					2,203,274

	Media – Broadcasting & Radio(c) – 0.8%
	iHeartCommunications, Inc.(d)
	226,000	14.000		02/01/21	185,320
	LIN Television Corp.(b)
	750,000	5.875		11/15/22	744,375
	Nexstar Broadcasting, Inc.
	580,000	6.875		11/15/20	603,200
	Sinclair Television Group, Inc.
	600,000	5.375		04/01/21	592,500
	750,000	5.625	(b)	08/01/24	725,625
	Sirius XM Radio, Inc.(b)
	540,000	4.250		05/15/20	531,900
	100,000	5.250		08/15/22	105,000
	250,000	4.625		05/15/23	234,375
	1,000,000	6.000		07/15/24	1,022,500
	Univision Communications, Inc.(b)
	1,400,000	8.500		05/15/21	1,491,000

					6,235,795

	Media – Cable – 0.7%
	Cablevision Systems Corp.
	250,000	7.750		04/15/18	275,000
	CCO Holdings LLC/CCO Holdings Capital Corp.(c)
	600,000	5.125		02/15/23	585,000
	Cequel Communications Holdings I LLC/Cequel Capital Corp.(b)(c)
	1,100,000	6.375		09/15/20	1,144,000
	CSC Holdings LLC
	220,000	8.625		02/15/19	256,300
	425,000	6.750		11/15/21	468,562
	DISH DBS Corp.
	55,000	5.000		03/15/23	53,213
	730,000	5.875	(b)	11/15/24	733,650
	Midcontinent Communications & Midcontinent Finance Corp.(b)(c)
	200,000	6.250		08/01/21	202,000
	Numericable Group SA(b)(c)
	800,000	6.000		05/15/22	808,000
	200,000	6.250		05/15/24	201,500
	Videotron Ltd.
	500,000	5.000		07/15/22	508,750
	Virgin Media Secured Finance PLC(b)(c)
	500,000	5.375		04/15/21	518,750

					5,754,725

	Corporate Obligations – (continued)
	Media – Non Cable – 0.8%
	Affinion Group, Inc.(c)
	$400,000	7.875%		12/15/18	$284,000
	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.(b)(c)
	500,000	5.250		02/15/22	506,875
	Gannett Co., Inc.(c)
	200,000	5.125		10/15/19	205,000
	1,000,000	4.875	(b)	09/15/21	990,000
	Lee Enterprises, Inc.(b)(c)
	300,000	9.500		03/15/22	307,875
	Liberty Interactive LLC
	345,000	8.250		02/01/30	373,462
	1,683,617	3.750	(c)	02/15/30	1,064,888
	Nielsen Finance LLC/Nielsen Finance Co.(c)
	100,000	4.500		10/01/20	100,375
	980,000	5.000	(b)	04/15/22	982,450
	Priceline.com, Inc.
	81,000	1.000		03/15/18	107,629
	Radio One, Inc.(b)(c)
	130,000	9.250		02/15/20	114,400
	Reed Elsevier Investments PLC
GBP	350,000	5.625		10/20/16	586,644
	VeriSign, Inc.(c)
	$500,000	4.625		05/01/23	488,750
	WPP PLC
GBP	370,000	6.000		04/04/17	633,632

					6,745,980

	Metals & Mining – 0.3%
	AK Steel Corp.(c)
	$190,000	7.625		10/01/21	174,800
	FMG Resources (August 2006) Pty Ltd.(b)(c)
	100,000	8.250		11/01/19	91,000
	Glencore Funding LLC(e)
	750,000	1.396		05/27/16	751,935
	Hecla Mining Co.(c)
	615,000	6.875		05/01/21	548,888
	IAMGOLD Corp.(b)(c)
	995,000	6.750		10/01/20	748,936
	New Gold, Inc.(b)(c)
	285,000	6.250		11/15/22	279,300

					2,594,859

	Packaging – 0.2%
	Ball Corp.
	100,000	5.000		03/15/22	103,000
	Iron/Steel Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc.(b)(c)
	955,000	6.375		05/01/22	921,575
	Reynolds Group Issuer, Inc.(c)
	400,000	5.750		10/15/20	410,000

					1,434,575

	Paper(b)(c) – 0.0%
	Sappi Papier Holding GmbH
	50,000	7.750		07/15/17	54,179

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Pipelines – 1.0%
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.(c)
	$1,500,000	4.750%		11/15/21	$1,425,000
	Energy Transfer Equity LP
	430,000	5.875		01/15/24	436,450
	Gibson Energy, Inc.(b)(c)
	84,000	6.750		07/15/21	84,454
	Kinder Morgan Energy Partners LP(c)
	210,000	3.500		09/01/23	199,495
	Kinder Morgan, Inc.(b)(c)
	300,000	5.000		02/15/21	312,244
	Regency Energy Partners LP(c)
	500,000	5.875		03/01/22	491,250
	Rockies Express Pipeline LLC(b)
	245,000	6.000		01/15/19	245,000
	745,000	5.625		04/15/20	730,100
	Rose Rock Midstream LP/Rose Rock Finance Corp.(c)
	173,000	5.625		07/15/22	158,295
	Sabine Pass Liquefaction LLC
	1,400,000	5.625	(c)	02/01/21	1,375,500
	1,620,000	5.625		04/15/23	1,595,700
	SemGroup Corp.(c)
	95,000	7.500		06/15/21	95,000
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(c)
	800,000	5.500		08/15/22	736,000
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.(b)(c)
	45,000	5.500		10/15/19	44,775
	55,000	6.250		10/15/22	55,825

					7,985,088

	Property Insurance(b)(c) – 0.2%
	A-S Co.-Issuer Subsidiary, Inc./A-S Merger Sub LLC
	639,000	7.875		12/15/20	651,780
	Hockey Merger Sub 2, Inc.
	800,000	7.875		10/01/21	796,000
	Hub Holdings LLC/Hub Holdings Finance, Inc.(d)
	120,000	8.125		07/15/19	117,600

					1,565,380

	Real Estate – 0.5%
	ARC Properties Operating Partnership LP(c)
	210,000	3.000		02/06/19	190,575
	Carrington Holding Co., LLC(c)(d)
	530,273	1.000		01/15/26	192,171
	Country Garden Holdings Co., Ltd.(c)
	200,000	11.125		02/23/18	212,500
	Digital Realty Trust LP
	140,000	5.875		02/01/20	156,351
	120,000	3.625	(c)	10/01/22	118,407
	EPR Properties(c)
	220,000	5.750		08/15/22	239,404
	Great Portland Estates Capital Jersey Ltd.
GBP	100,000	1.000		09/10/18	172,771
	Host Hotels & Resorts LP(c)
	110,000	5.250		03/15/22	120,045
	100,000	3.750		10/15/23	99,671

	Corporate Obligations – (continued)
	Real Estate – (continued)
	IMMOFINANZ AG
EUR	540,400	4.250%		03/08/18	$26,496
	Intu Properties PLC
GBP	100,000	2.500		10/04/18	169,186
	Kennedy-Wilson, Inc.(c)
	$605,000	5.875		04/01/24	606,512
	Keystone Financing PLC(b)(c)
GBP	345,000	9.500		10/15/19	521,855
	RHP Hotel Properties LP/RHP Finance Corp.(c)
	$600,000	1.000		04/15/21	597,000
	Swiss Prime Site AG
CHF	225,000	1.875		01/20/15	226,652
	Tesco PLC
	70,000	6.000		12/14/29	118,572
	50,000	5.200		03/05/57	71,828

					3,839,996

	Retailers – 1.0%
	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc.(b)(c)
	$560,000	7.750		10/15/22	572,600
	AutoNation, Inc.
	160,000	6.750		04/15/18	179,000
	100,000	5.500		02/01/20	108,250
	Bed Bath & Beyond, Inc.(c)
	190,000	3.749		08/01/24	191,869
	Best Buy Co., Inc.
	100,000	5.000		08/01/18	104,000
	Ferrellgas LP/Ferrellgas Finance Corp.(c)
	200,000	6.500		05/01/21	196,000
	865,000	6.750		01/15/22	852,025
	FF Group Finance Luxembourg
EUR	100,000	1.750		07/03/19	109,207
	JC Penney Corp., Inc.
	$955,000	5.650		06/01/20	744,900
	L Brands, Inc.
	100,000	5.625		02/15/22	108,000
	New Albertsons, Inc.
	105,000	7.750		06/15/26	94,763
	215,000	7.450		08/01/29	191,888
	465,000	8.700		05/01/30	447,562
	1,355,000	8.000		05/01/31	1,236,437
	Next PLC
GBP	200,000	5.875		10/12/16	336,308
	Rent-A-Center, Inc.(c)
	$150,000	4.750		05/01/21	129,375
	Roundy’s Supermarkets, Inc.(b)(c)
	55,000	10.250		12/15/20	47,850
	Sears Holdings Corp.
	421,000	6.625		10/15/18	385,215
	Supervalu, Inc.(c)
	555,000	6.750		06/01/21	543,900
	The Bon-Ton Department Stores, Inc.(c)
	285,000	8.000		06/15/21	236,550
	The Pantry, Inc.(c)
	215,000	8.375		08/01/20	235,425

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Retailers – (continued)
	Toys R US, Inc.
	$1,425,000	10.375	%(c)	08/15/17	$1,147,125
	475,000	7.375		10/15/18	326,563

					8,524,812

	Technology – Hardware – 0.5%
	Advanced Micro Devices, Inc.
	200,000	7.750	(c)	08/01/20	185,000
	185,000	7.500		08/15/22	166,500
	425,000	7.000	(c)	07/01/24	363,375
	Amkor Technology, Inc.(c)
	190,000	6.375		10/01/22	183,825
	CommScope, Inc.(b)(c)
	1,085,000	5.000		06/15/21	1,074,150
	200,000	5.500		06/15/24	197,000
	Flextronics International Ltd.
	500,000	5.000		02/15/23	505,255
	IAC/InterActiveCorp(c)
	220,000	4.875		11/30/18	224,950
	Intel Corp.
	97,000	3.250		08/01/39	168,659
	NXP BV/NXP Funding LLC(b)(c)
	500,000	5.750		02/15/21	525,000
	SanDisk Corp.
	124,000	0.500		10/15/20	148,955
	Seagate HDD Cayman(b)
	125,000	3.750		11/15/18	128,437
	Zebra Technologies Corp.(b)(c)
	565,000	7.250		10/15/22	597,487

					4,468,593

	Technology – Software/Services – 0.6%
	Audatex North America, Inc.(b)(c)
	1,080,000	6.125		11/01/23	1,117,800
	BMC Software Finance, Inc.(b)(c)
	1,490,000	8.125		07/15/21	1,400,600
	Electronic Arts, Inc.
	75,000	0.750		07/15/16	112,969
	Equinix, Inc.(c)
	50,000	4.875		04/01/20	49,750
	1,000,000	5.750		01/01/25	1,010,000
	Global A&T Electronics Ltd.(b)(c)
	300,000	10.000		02/01/19	268,500
	Syniverse Holdings, Inc.(c)
	500,000	9.125		01/15/19	522,500
	Tech Data Corp.
	100,000	3.750		09/21/17	103,343
	Workday, Inc.
	36,000	0.750		07/15/18	42,682

					4,628,144

	Telecommunications – Cellular(c) – 0.1%
	Sable International Finance Ltd.(b)
	100,000	8.750		02/01/20	108,500

	Corporate Obligations – (continued)
	Telecommunications – Cellular(c) – (continued)
	T-Mobile USA, Inc.
	$1,000,000	6.000%		03/01/23	$1,007,500

					1,116,000

	Telecommunications – Satellites(c) – 0.1%
	CCOH Safari LLC
	610,000	5.750		12/01/24	616,862
	Intelsat Luxembourg SA
	275,000	7.750		06/01/21	275,688

					892,550

	Textile & Apparel – 0.1%
	Levi Strauss & Co.(c)
	100,000	7.625		05/15/20	105,000
	Nine West Holdings, Inc.(b)
	360,000	8.250		03/15/19	300,600
	The William Carter Co.(c)
	185,000	5.250		08/15/21	190,550

					596,150

	Transportation – 0.2%
	Bluewater Holding BV(b)(c)
	200,000	10.000		12/10/19	190,750
	Geo Debt Finance SCA(c)
EUR	100,000	7.500		08/01/18	99,224
	Kansas City Southern de Mexico SA de CV(c)
	$240,000	2.350		05/15/20	230,402
	Syncreon Group BV/Syncreon Global Finance US, Inc.(b)(c)
	200,000	8.625		11/01/21	188,000
	Transnet SOC Ltd.
	200,000	4.500		02/10/16	205,000
	Watco Cos LLC/Watco Finance Corp.(b)(c)
	600,000	6.375		04/01/23	599,250

					1,512,626

	Utilities – Distribution – 0.1%
	AmeriGas Finance LLC/AmeriGas Finance Corp.(c)
	300,000	6.750		05/20/20	309,000
	Sabine Pass LNG LP
	100,000	7.500		11/30/16	104,500
	Suburban Propane Partners LP/Suburban Energy Finance Corp.(c)
	105,000	7.375		03/15/20	108,938

					522,438

	Utilities – Electric – 0.4%
	Dynegy Finance I, Inc./Dynegy Finance II, Inc.(b)(c)
	300,000	7.375		11/01/22	305,250
	275,000	7.625		11/01/24	280,500
	Electricite de France(b)
	500,000	1.150		01/20/17	499,689
	Eskom Holdings SOC Ltd.
	221,000	5.750		01/26/21	221,552
	GenOn Americas Generation LLC
	190,000	8.500		10/01/21	162,450
	405,000	9.125		05/01/31	346,275
	Illinois Power Generating Co.
	750,000	6.300		04/01/20	626,250

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Utilities – Electric – (continued)
	Meiya Power Co., Ltd.
	$200,000	4.000%	08/19/18	$206,143
	NGG Finance PLC(c)(e)
EUR	300,000	4.250	06/18/76	393,320
	RJS Power Holdings LLC(b)(c)
	$450,000	5.125	07/15/19	444,375

				3,485,804

	Wireless Telecommunications – 0.9%
	Altice Financing SA(b)(c)
	700,000	6.500	01/15/22	680,750
	Altice SA(b)(c)
	500,000	7.750	05/15/22	500,000
	Digicel Group Ltd.(b)(c)
	200,000	8.250	09/30/20	194,000
	DigitalGlobe, Inc.(b)(c)
	800,000	5.250	02/01/21	762,000
	Hughes Satellite Systems Corp.
	500,000	7.625	06/15/21	551,250
	Inmarsat Finance PLC(b)(c)
	600,000	4.875	05/15/22	592,500
	Sprint Capital Corp.
	600,000	6.900	05/01/19	612,000
	325,000	6.875	11/15/28	286,000
	205,000	8.750	03/15/32	200,900
	Sprint Communications, Inc.
	120,000	7.000	08/15/20	119,400
	Sprint Corp.
	1,470,000	7.875	09/15/23	1,451,625
	605,000	7.125	06/15/24	564,163
	Wind Acquisition Finance SA(b)(c)
	930,000	4.750	07/15/20	882,337
	135,000	7.375	04/23/21	126,647

				7,523,572

	Wirelines Telecommunications – 0.3%
	Anixter, Inc.
	1,142,000	5.125	10/01/21	1,147,710
	British Telecommunications PLC
	250,000	1.250	02/14/17	248,445
	CenturyLink, Inc.
	100,000	5.625	04/01/20	104,000
	Cincinnati Bell, Inc.(c)
	1,024,000	8.750	03/15/18	1,052,160
	Verizon Communications, Inc.
	102,000	5.150	09/15/23	112,726

				2,665,041

	TOTAL CORPORATE OBLIGATIONS
	(Cost $165,253,258)			$158,460,656

	Agency Debenture(h) – 0.0%
	FNMA
	$100,000	3.150%	12/27/27	$98,423
	(Cost $90,946)

	Foreign Debt Obligations – 0.8%
	Sovereign – 0.8%
	Brazil Letras do Tesouro Nacional(g)
BRL	2,894,000	0.000%	07/01/18	$714,606
	Brazil Notas do Tesouro Nacional
	2,000,000	10.000	01/01/17	716,298
	2,505,282	6.000	08/15/22	937,077
	Hungary Government Bond
	$50,000	4.125	02/19/18	51,625
	Ireland Government Bond
EUR	147,000	2.400	05/15/30	191,384
	Perusahaan Penerbit SBSN
	$200,000	6.125	03/15/19	221,250
	Ras Al Khaimah United Arab Emirates
	200,000	3.297	10/21/18	206,644
	Republic of Bulgaria
EUR	253,000	2.950	09/03/24	306,908
	Republic of Chile
CLP	49,254,200	3.000	07/01/17	83,959
	Republic of Ireland
	250,000	3.400	03/18/24	358,429
	290,000	5.400	03/13/25	483,513
	Republic of Italy
	150,000	4.500	07/15/15	185,364
	420,000	4.750	05/01/17	556,873
	252,963	1.700	09/15/18	317,637
	Republic of Namibia
	$200,000	5.500	11/03/21	210,000
	Republic of South Africa
ZAR	8,000,000	8.000	12/21/18	710,564
	United Kingdom Treasury
GBP	163,000	3.250	01/22/44	293,091
	United Mexican States
EUR	140,000	2.375	04/09/21	176,022

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $7,211,907)			$6,721,244

	Municipal Debt Obligations – 0.4%
	California – 0.1%
	Golden State Tobacco Securitization Corp. RB Series 2007 A2
	$455,000	5.300%	06/01/37	$370,766

	New Jersey – 0.1%
	Tobacco Settlement Financing Corp. RB Series 1A
	220,000	4.750	06/01/34	164,287
	635,000	5.000	06/01/41	477,514

				641,801

	Puerto Rico – 0.1%
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	25,000	5.000	07/01/41	17,084
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	970,000	8.000	07/01/35	845,180

				862,264

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Municipal Debt Obligations – (continued)
	Texas – 0.1%
	Texas State Public Finance Authority RB (Taxable Windstrom Insurance) Series 2014
	$1,185,000	8.250%		07/01/24	$1,187,595

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $3,088,001)				$3,062,426

	U.S. Treasury Obligations – 9.0%
	United States Treasury Bonds
	$1,000,000	6.750%		08/15/26	$1,459,840
	2,000,000	5.500		08/15/28	2,732,740
	United States Treasury Inflation Protected Securities
	248,712	1.625		01/15/15	248,284
	596,442	0.625		02/15/43	563,172
	United States Treasury Notes
	5,000,000	0.250	(a)	01/15/15	4,999,750
	5,000,000	2.250	(a)	01/31/15	5,008,350
	5,000,000	0.250	(a)	02/15/15	5,000,850
	7,000,000	2.375	(a)(i)	02/28/15	7,024,991
	5,000,000	0.375	(a)	03/15/15	5,003,100
	5,000,000	0.250	(a)	03/31/15	5,001,900
	5,000,000	0.375	(a)	04/15/15	5,004,499
	5,000,000	2.500	(a)	04/30/15	5,039,300
	5,000,000	0.250	(a)	05/15/15	5,003,301
	5,000,000	2.125	(a)	05/31/15	5,041,000
	200,000	2.000		04/30/16	204,138
	350,000	4.250		11/15/17	381,500
	2,000,000	2.375		06/30/18	2,072,660
	250,000	1.250		10/31/18	248,388
	1,500,000	1.500		02/28/19	1,500,825
	2,500,000	1.875		06/30/20	2,516,700
	750,000	3.625		02/15/21	825,908
	3,000,000	2.000		11/15/21	3,009,960
	1,500,000	1.750		05/15/22	1,474,215
	1,500,000	1.625		08/15/22	1,457,820
	1,830,000	1.750		05/15/23	1,780,462
	1,500,000	2.500		08/15/23	1,547,175

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $73,382,809)				$74,150,828

	Senior Term Loans(j) – 6.5%
	Aerospace & Defense – 0.0%
	TASC, Inc.
	$400,000	6.500%		05/23/20	$389,400

	Automotive – Parts – 0.1%
	Allison Transmission, Inc.
	30,592	3.750		08/23/19	30,199
	Evergreen Skills Lux S.a.r.l.
	383,994	9.250		04/28/22	360,313
	INA Beteiligungsgesellschaft mbH
	300,000	4.250		05/15/20	299,550

					690,062

	Senior Term Loans(j) – (continued)
	Building Materials – 0.3%
	Jeld-Wen, Inc.
	$964,432	5.250%		10/15/21	$953,582
	Preferred Proppants LLC
	693,263	6.750		07/27/20	617,004
	Wilsonart LLC
	794,186	4.000		10/31/19	769,368

					2,339,954

	Chemicals – 0.2%
	Albaugh LLC
	292,500	6.000		05/30/21	285,188
	Gemini HDPE LLC
	124,613	4.750		08/07/21	119,628
	OCI Beaumont LLC
	375,698	5.000		08/20/19	371,002
	Styrolution US Holding LLC
	715,000	6.500		11/07/19	691,762

					1,467,580

	Consumer Products – Household & Leisure – 0.3%
	Merlin Entertainments North American LLC
	71,168	3.250		07/03/19	70,968
	Serta Simmons Holdings LLC
	767,527	4.250		10/01/19	754,096
	SGMS Escrow Corp.
	545,000	6.000		10/01/21	536,373
	Visant Corp.
	738,150	7.000		09/23/21	716,005

					2,077,442

	Consumer Products – Industrial – 0.0%
	Harbor Freight Tools USA, Inc.
	148,125	4.750		07/26/19	147,532
	Minimax GmbH & Co.
	197,015	4.250		08/14/20	194,060

					341,592

	Diversified Manufacturing – 0.1%
	Manitowoc Co., Inc.
	168,500	3.250		01/03/21	166,254
	Rexnord LLC
	1,007,649	4.000		08/21/20	985,481

					1,151,735

	Energy – 0.2%
	Adria Topco B.V.
EUR	100,000	9.000		06/19/19	120,500
	Atlas Energy LP
	$29,625	6.500		07/31/19	28,736
	Bennu Oil & Gas LLC
	254,655	8.750		11/01/18	189,399
	Chief Exploration & Development LLC
	150,000	7.500		05/12/21	134,000
	Crestwood Holdings LLC
	534,702	7.000		06/19/19	502,957
	Drillships Ocean Ventures Inc.
	119,700	5.500		07/25/21	95,760

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(j) – (continued)
Energy – (continued)
EFS Cogen Holdings I LLC
$252,360	3.750%	12/17/20	$248,419
Seadrill Partners Finco LLC
328,631	4.000	02/21/21	254,196
Stallion Oilfield Services Ltd.
130,172	8.000	06/19/18	109,995
Templar Energy LLC
300,000	8.500	11/25/20	214,800

			1,898,762

Energy – Exploration & Production – 0.1%
Energy & Exploration Partners, Inc.
982,233	7.750	01/15/19	697,385

Finance – 0.3%
CeramTec Acquisition Corp.
894,466	4.250	08/30/20	881,048
Opal Acquisition, Inc.
647,115	5.000	11/27/20	639,026
Sears Holding Corp.
726,927	5.500	06/30/18	697,850

			2,217,924

Finance Insurance – 0.1%
Hub International Ltd.
647,372	4.250	10/02/20	625,523

Food & Beverages – 0.0%
Pinnacle Foods Finance LLC
98,189	3.000	04/29/20	94,998
Roundys Supermarkets, Inc.
145,011	5.750	03/03/21	135,705

			230,703

Gaming – 0.3%
1011778 B.C. Unlimited
950,000	4.500	10/27/21	945,924
AMF Bowling Centers, Inc.
548,625	7.250	09/18/21	537,653
Boyd Gaming Corp.
186,833	4.000	08/14/20	182,951
Mashantucket (Western) Pequot Tribe
942,966	9.375	06/30/20	790,715
Mohegan Tribal Gaming Authority
269,776	5.500	11/19/19	258,745
Shingle Springs Tribal Gaming Authority
86,625	6.250	08/29/19	86,625

			2,802,613

Health Care – Medical Products – 0.1%
Carestream Health, Inc.
475,000	9.500	12/07/19	470,844

Health Care – Services – 0.6%
Air Medical Group Holdings, Inc.
250,000	7.625	05/31/18	246,250
American Renal Holdings, Inc.
977,630	4.500	09/22/19	965,410

Senior Term Loans(j) – (continued)
Health Care – Services – (continued)
Community Health Systems, Inc.
$198,000	4.250%	01/27/21	$197,299
Curo Health Services LLC
318,400	5.750	06/08/20	316,808
Envision Healthcare Corp.
497,421	4.000	05/25/18	493,691
Kindred Healthcare, Inc.
308,450	4.250	04/09/21	297,910
MedAssets, Inc.
324,089	4.000	12/13/19	322,200
Medpace Holdings, Inc.
223,915	4.750	04/01/21	221,116
Millennium Laboratories, Inc.
1,065,249	5.250	04/16/21	1,058,143
MPH Acquisition Holdings LLC
318,182	3.750	03/31/21	308,795
STHI Holding Corp.
798,000	4.500	08/06/21	790,682
Surgery Center Holdings, Inc.
30,000	5.250	11/03/20	29,175
85,000	8.500	11/03/21	81,813

			5,329,292

Lodging – 0.0%
Four Seasons Holdings, Inc.
296,250	3.500	06/27/20	289,584

Media – Broadcasting & Radio – 0.4%
AP NMT Acquisition BV
748,125	6.750	08/13/21	733,163
129,675	7.000	08/13/21	153,252
Entravision Communications Corp.
90,750	3.500	05/31/20	87,801
Gray Television, Inc.
62,321	3.750	06/10/21	61,230
iHeart Communications, Inc.
2,311,074	6.919	01/30/19	2,174,051

			3,209,497

Media – Cable – 0.1%
Midcontinent Communications
49,250	5.000	07/30/20	48,840
Ziggo N.V.
300,013	3.500	01/15/22	291,252
193,360	3.500	02/01/22	187,714

			527,806

Media – Non Cable – 0.4%
Advantage Sales & Marketing, Inc.
868,790	4.250	07/23/21	858,113
28,960	4.250	07/25/21	28,604
Affinion Group, Inc.
994,463	6.750	04/30/18	929,405
Cengage Learning Acquisitions, Inc.
258,050	7.000	03/31/20	255,147
Interactive Data Corp.
500,000	4.750	05/02/21	495,625

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Senior Term Loans(j) – (continued)
	Media – Non Cable – (continued)
	Media General, Inc.
	$90,698	4.250%	07/31/20	$89,592
	Tyrol Acquisition 2 SAS(k)
EUR	265,625	0.000	01/29/16	316,553
	William Morris Endeavor Entertainment LLC
	$174,125	5.250	05/06/21	167,923

				3,140,962

	Metals & Mining – 0.1%
	NN, Inc.
	547,071	6.000	08/27/21	544,336

	Packaging – 0.1%
	Ardagh Holdings USA, Inc.
	297,750	4.000	12/17/19	291,423
	Berry Plastics Holding Group, Inc.
	962,055	3.750	01/06/21	934,569

				1,225,992

	Paper – 0.0%
	Hoffmaster Group, Inc.
	139,300	5.250	05/09/20	137,443

	Pharmaceuticals – 0.0%
	Aquilex Holdings LLC
	332,146	5.000	12/31/20	323,842
	Salix Pharmaceuticals Ltd.
	41,111	4.250	01/02/20	40,507

				364,349

	Real Estate – 0.2%
	Empire Generating Co. LLC
	620,618	5.250	03/14/21	608,206
	GTCR Valor Cos., Inc.
	673,035	6.000	05/30/21	653,685
	Rhp Hotel Properties LP
	527,350	3.750	01/15/21	525,594
	Starwood Property Trust, Inc.
	143,178	3.500	04/19/20	139,599

				1,927,084

	Restaurants – 0.1%
	Red Lobster Management LLC
	558,600	6.250	07/28/21	554,410

	Retailers – 0.5%
	Albertson’s Holdings LLC
	975,000	4.500	08/25/21	973,986
	Albertsons LLC
	165,000	4.750	03/21/19	163,763
	JC Penney Corp., Inc.
	351,432	6.000	05/22/18	344,112
	Leslies Poolmart, Inc.
	197,475	4.250	10/16/19	191,798
	Maxeda DIY BV
	33,423	4.501	06/29/17	37,180
	11,576	4.522	06/29/17	12,877

	Senior Term Loans(j) – (continued)
	Retailers – (continued)
	Spencer Gifts LLC
	$558,600	5.500%	07/03/21	$551,618
	The Talbots, Inc.
	282,863	4.750	03/19/20	272,962
	155,000	8.250	03/17/21	148,800
	Toys R US - Delaware, Inc.
	750,000	9.750	04/24/20	688,357
	True Religion Apparel, Inc.
	96,750	5.875	07/30/19	88,284
	Wilton Brands LLC
	563,103	7.500	08/30/18	523,686

				3,997,423

	Services Cyclical – Business Services – 0.2%
	Brickman Group Ltd.
	247,503	4.000	12/18/20	239,845
	Koosharem LLC
	213,925	7.500	05/16/20	209,824
	Language Line LLC
	138,951	6.250	06/20/16	137,145
	Redtop Acquisition Ltd.
	99,250	4.500	12/03/20	98,506
	Tribune Co.
	577,688	5.750	07/07/21	569,022
	Vantiv, LLC
	139,300	3.750	06/13/21	137,472
	WCA Waste Systems, Inc.
	53,012	4.000	03/23/18	52,017
	Weight Watchers International, Inc.
	311,263	4.000	04/02/20	238,894

				1,682,725

	Technology – Hardware – 0.0%
	Freescale Semiconductor Corp.
	98,750	5.000	01/15/21	98,355
	Photonis Technologies SAS
	193,534	8.500	09/18/19	185,793

				284,148

	Technology – Software – 0.2%
	Aricent Technologies Ltd.
	920,375	5.500	04/14/21	917,310
	BMC Software, Inc.
	334,850	5.000	09/10/20	325,016

				1,242,326

	Technology – Software/Services – 0.4%
	Applied Systems, Inc.
	986,772	4.250	01/23/21	968,892
	100,000	7.500	01/23/22	97,333
	Dealertrack Technologies, Inc.
	572,413	3.250	02/28/21	560,249
	Dell, Inc.
	1,089,383	4.500	04/29/20	1,086,115

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(j) – (continued)
Technology – Software/Services – (continued)
Ion Trading Technologies S.a.r.l.
$19,418	4.250%	06/10/21	$19,127
155,000	7.250	06/10/22	146,475
MModal Inc.
120,088	9.000	01/31/20	116,635
Zayo Group LLC
296,707	4.000	07/02/19	293,117

			3,287,943

Telecommunications – Internet & Data – 0.4%
Asurion LLC
989,965	5.000	05/24/19	975,650
497,475	4.250	07/08/20	480,063
500,000	8.500	03/03/21	495,415
Fibertech Networks LLC
494,963	4.000	12/18/19	489,484
Level 3 Financing, Inc.
650,000	4.000	01/15/20	644,312
Vince Intermediate Holding LLC
54,286	5.750	11/27/19	53,811

			3,138,735

Textiles – 0.1%
Indra Holdings Corp.
154,225	5.250	05/01/21	151,911
Nine West Holdings, Inc.
545,000	6.250	01/08/20	485,960
Phillips-Van Heusen Corp.
225,540	3.250	02/13/20	225,376

			863,247

Transportation – 0.2%
OSG Bulk Ships, Inc
567,150	5.250	08/05/19	551,553
OSG International, Inc.
567,150	5.750	08/05/19	550,136
Syncreon Group Holdings BV
248,120	5.250	10/28/20	240,677

			1,342,366

Utilities – 0.4%
Energy Future Intermediate Holding Co. LLC
615,000	4.250	06/19/16	614,619
Texas Competitive Electric Holdings Co.
3,185,585	4.648	10/10/15	2,036,130
488,028	4.648	10/10/17	314,983

			2,965,732

TOTAL SENIOR TERM LOANS
(Cost $56,055,592)			$53,456,919

Shares	Description	Rate		Value

Preferred Stocks – 1.7%
Banks(e) – 0.0%
HSBC USA, Inc.
4,625		4.000%		$107,531
U.S. Bancorp
5,200		3.500		115,232

				222,763

Consumer Finance – 1.7%
Ally Financial, Inc.
2,200		7.000	(b)(e)	2,199,106
219,325		8.500		5,895,456
RBS Capital Funding Trust V
126,812		5.900		3,081,532
RBS Capital Funding Trust VII
121,979		6.080		2,975,068

				14,151,162

TOTAL PREFERRED STOCKS — 1.7%
(Cost $14,156,023)				$14,373,925

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.2%
Credit Default Swaps Index Options
JPMorgan Chase Bank (London) Put – CDS North America High Yield Index 23
$11,000,000	102.000%	03/18/15	$82,084
JPMorgan Chase Bank (London) Put – CDS North America High Yield Index 23
5,000,000	103.000	03/18/15	47,046
JPMorgan Chase Bank (London) Put – CDS North America High Yield Index 23
3,000,000	104.000	03/18/15	35,881

Cross Currency Options
Barclays Bank PLC
Put NOK 7,740,824
Call GBP 728,000	10.633	04/21/15	104,269
Barclays Bank PLC
Put GBP 728,000
Call NOK 7,740,824	10.633	04/21/15	2,974
Barclays Bank PLC
Put JPY 81,738,450
Call GBP 475,500	171.900	01/22/15	59,205
Barclays Bank PLC
Put GBP 475,500
Call JPY 81,738,450	171.900	01/22/15	72
Barclays Bank PLC
Put NOK 5,158,438
Call GBP 485,500	10.625	01/22/15	67,031
Barclays Bank PLC
Put GBP 485,500
Call NOK 5,158,438	10.625	01/22/15	44
Deutsche Bank AG (London)
Put EUR 21,000
Call SEK 194,009	9.239	04/01/15	—

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Cross Currency Options – (continued)
JPMorgan Chase Bank (London)
Put JPY 79,421,875
Call AUD 812,500	97.750%	02/03/15	$8,468
JPMorgan Chase Bank (London)
Put AUD 812,500
Call JPY 79,421,875	97.750	02/03/15	8,769

Currency Options
Barclays Bank PLC
Put USD 1,542,840
Call EUR 1,032,000	1.495	04/22/15	7
Barclays Bank PLC
Put AUD 937,000
Call USD 843,300	0.900	06/29/15	88,182
Credit Suisse International (London)
Put USD 716,500
Call JPY 79,853,925	111.450	02/03/15	320
Credit Suisse International (London)
Put JPY 79,853,925
Call USD 716,500	111.450	02/03/15	50,253
Deutsche Bank AG (London)
Put USD 761,000
Call JPY 81,427,000	107.000	01/22/15	11
Deutsche Bank AG (London)
Put JPY 81,427,000
Call USD 761,000	107.000	01/22/15	81,387
JPMorgan Chase Bank (London)
Put AUD 937,000
Call USD 805,820	0.860	06/29/15	54,878

Interest Rate Swaptions
Barclays Bank PLC Call – OTC – EUR 6 month EURO Strike Price 2.250%
$459,000	2.250	08/20/15	1,404
Barclays Bank PLC Call – OTC – GBP 6 month GBP Strike Price 3.500%
451,000	3.500	02/09/15	3
Barclays Bank PLC Call – OTC – GBP 6 month GBP Strike Price 3.818%
729,500	3.818	09/26/28	48,002
Credit Suisse International (London) Call – OTC – USD 3 month LIBOR Strike Price 4.500%
182,500	4.500	09/25/23	7,621
Credit Suisse International (London) Put – OTC – JPY 6 month JYOR Strike Price 2.202%
62,052,500	2.202	09/02/24	42,742
Credit Suisse International (London) Put – OTC – USD 3 month LIBOR Strike Price 1.250%
2,020,500	1.250	08/17/15	6,116
Deutsche Bank AG (Frankfurt) Call – OTC – EUR 6 month EURO Strike Price 2.080%
470,500	2.080	04/01/15	5
Deutsche Bank AG (Frankfurt) Call – OTC – EUR 6 month EURO Strike Price 2.750%
677,000	2.750	05/30/34	43,186

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG (Frankfurt) Call – OTC – GBP 6 month GBP Strike Price 2.100%
$1,152,000	2.100%	06/15/15	$158
Deutsche Bank AG (Frankfurt) Call – OTC – GBP 6 month GBP Strike Price 3.630%
1,100,000	3.630	11/21/16	10,089
Deutsche Bank AG (Frankfurt) Call – OTC – GBP 6 month GBP Strike Price 3.600%
338,500	3.600	08/07/19	11,232
Deutsche Bank AG (Frankfurt) Call – OTC – GBP 6 month GBP Strike Price 3.795%
182,500	3.795	09/26/28	12,148
Deutsche Bank AG (London) Call – OTC – GBP 6 month GBP Strike Price 3.795%
547,000	3.795	09/26/28	36,410
Deutsche Bank AG Call – OTC – USD 3 month LIBOR Strike Price 4.300%
235,000	4.300	03/27/17	3,383
Deutsche Bank AG Call – OTC – USD 3 month LIBOR Strike Price 4.600%
864,000	4.600	03/05/19	22,770
JPMorgan Chase Bank (London) Call – OTC – EUR 6 month EURO Strike Price 2.078%
474,000	2.078	04/02/15	6
JPMorgan Chase Bank (London) Call – OTC – GBP 6 month GBP Strike Price 3.650%
691,000	3.65%	06/16/17	9,807
JPMorgan Chase Bank (London) Put – OTC – GBP 6 month GBP Strike Price 2.000%
2,256,000	2.000	05/31/16	49,409
JPMorgan Chase Bank (London) Put – OTC – GBP 6 month GBP Strike Price 3.000%
478,500	3.000	10/30/17	130,364
JPMorgan Chase Bank (London) Put – OTC – USD 3 month LIBOR Strike Price 1.250%
4,061,000	1.250	08/14/15	12,333
Morgan Stanley & Co. International PLC Call – OTC – GBP 6 month GBP Strike Price 3.650%
460,500	3.650	06/16/17	6,536
Morgan Stanley & Co. International PLC Call – OTC – USD 3 month LIBOR Strike Price 5.000%
707,000	5.000	03/11/24	22,491
Morgan Stanley & Co. International PLC Call – OTC – USD 3 month LIBOR Strike Price 5.420%
243,500	5.420	11/19/20	4,949
Morgan Stanley & Co. International PLC Put – OTC – GBP 6 month GBP Strike Price 2.000%
2,256,000	2.000	06/02/16	49,345
Morgan Stanley & Co. International PLC Put – OTC – GBP 6 month GBP Strike Price 3.000%
957,000	3.000	10/30/17	260,729

Options on Equities/Equity Indicies
Deutsche Bank AG Put – S&P 500 Index Strike Price 1,850
77	1,850.000	03/20/15	148,610

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Options on Equities/Equity Indicies – (continued)
Deutsche Bank AG Put – Ishares U.S. Real Estate ETF Strike Price 68
$1,537	68.000%	03/20/15	$58,406
Deutsche Bank AG Call – Hertz Global Holdings, Inc. Strike Price 20
300	20.000	03/20/15	168,000
Deutsche Bank AG Call – Hertz Global Holdings, Inc. Strike Price 23
500	23.000	03/20/15	160,000

TOTAL OPTIONS PURCHASED
(Cost $2,100,688)			$2,017,135

Shares	Description	Value

Right* – 0.0%
Hotels, Restaurants & Leisure – 0.0%
46,800	GTECH SPA (Expires 01/09/15)	$—
(Cost $—)

Shares	Description	Expiration Date	Value

Warrant* – 0.1%
Commercial Banks – 0.1%
24,951	JPMorgan Chase & Co.	10/28/18	$518,981
(Cost $491,580)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(l) – 30.0%
Repurchase Agreement – 30.0%
Joint Repurchase Agreement Account II
$247,800,000	0.082%	01/02/15	$247,800,000
(Cost $247,800,000)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS — 106.8%
(Cost $872,920,448)			$882,219,117

Shares	Description	Value

Common Stocks Sold Short – (3.8)%
Aerospace & Defense – (0.2)%
9,521	The Boeing Co.	$(1,237,540)

Auto Components – (0.1)%
31,209	Remy International, Inc.	(652,892)

Beverages – (0.2)%
11,649	Anheuser Busch InBev NV ADR	(1,308,416)

Common Stocks Sold Short – (continued)
Chemicals – (0.1)%
19,232	Albemarle Corp.	$(1,156,420)

Commercial Services & Supplies – (0.0)%
6,900	Pitney Bowes, Inc.	(168,153)

Consumer Finance – (0.1)%
48,689	Santander Consumer USA Holdings, Inc.	(954,791)

Diversified Telecommunication Services – (0.3)%
76,698	AT&T, Inc.	(2,576,286)

Electric Utilities – (0.7)%
32,553	American Electric Power Co., Inc.	(1,976,618)
23,301	Duke Energy Corp.	(1,946,566)
39,512	The Southern Co.	(1,940,434)

		(5,863,618)

Energy Equipment & Services – (0.2)%
22,114	Baker Hughes, Inc.	(1,239,932)

Food & Staples Retailing – (0.1)%
8,179	Wal-Mart Stores, Inc.	(702,413)

Health Care Equipment & Supplies – (0.4)%
17,468	Medtronic, Inc.	(1,261,189)
35,436	STERIS Corp.	(2,298,025)

		(3,559,214)

Health Care Providers & Services – (0.0)%
6,300	PharMerica Corp.	(130,473)

Industrial Conglomerates – (0.1)%
39,053	General Electric Co.	(986,869)

Internet Software & Services – (0.7)%
35,679	Alibaba Group Holding Ltd. ADR	(3,708,475)
136,200	Tencent Holdings Ltd.	(1,970,667)

		(5,679,142)

IT Services – (0.1)%
3,444	FleetCor Technologies, Inc.	(512,157)

Machinery – (0.1)%
12,054	Caterpillar, Inc.	(1,103,303)

Metals & Mining – (0.0)%
17,584	Newmont Mining Corp.	(332,338)

Oil, Gas & Consumable Fuels – (0.2)%
32,190	Kinder Morgan, Inc.	(1,361,959)

Real Estate Investment Trusts – (0.2)%
4,201	Equity Residential	(301,800)
6,533	HCP, Inc.	(287,648)
4,172	Health Care REIT, Inc.	(315,695)
7,349	ProLogis, Inc.	(316,228)
1,657	Public Storage	(306,296)

		(1,527,667)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value

Common Stocks Sold Short – (continued)
Trading Companies & Distributors – (0.0)%
600	W.W. Grainger, Inc.	$(152,934)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(30,715,868))		$(31,206,517)

Exchange Traded Funds Sold Short – (5.7)%
15,417	Consumer Discretionary Select Sector SPDR Fund	$(1,112,337)
53,039	Financial Select Sector SPDR Fund	(1,311,654)
10,573	Health Care Select Sector SPDR Fund	(722,982)
17,300	iShares Russell 3000 Growth Index Fund	(1,355,282)
42,004	iShares US Real Estate ETF	(3,227,587)
177,318	SPDR S&P 500 ETF Trust	(36,438,849)
1,300	SPDR S&P Oil & Gas Exploration & Production Fund ETF	(62,218)
27,402	SPDR S&P Regional Banking ETF	(1,115,261)
8,594	Technology Select Sector SPDR Fund	(355,362)
2,500	The Energy Select Sector SPDR Fund	(197,900)
27,168	Utilities Select Sector SPDR Fund	(1,282,873)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(Cost $(44,837,121))		$(47,182,305)

TOTAL SECURITIES SOLD SHORT – (9.5)%
(Cost $(75,552,989))		$(78,388,822)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 2.7%		22,291,347

NET ASSETS – 100.0%		$826,121,642

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $110,152,032, which represents approximately 13.3% of net assets as of December 31, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 63,532,626, which represents approximately 7.7% of net assets as of December 31, 2014.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Pay-in-kind securities.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(f)	Security is currently in default and/or non-income producing.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2014.
(i)	A portion of this security is pledged as collateral for initial margin requirements on centrally cleared swap transactions. Total market value pledged as collateral amounts to $1,001,728, which represents approximately 0.1% of net assets as of December 31, 2014.
(j)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at December 31, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(k)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Joint repurchase agreement was entered into on December 31, 2014. Additional information appears on page 46.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
THB	—Thai Baht
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CP	—Commercial Paper
ETF	—Exchange Traded Fund
EURO	—Euro Offered Rate
FNMA	—Federal National Mortgage Association
GDR	—Global Depository Receipt
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	EUR/NOK	02/13/15	$133,642	$8,600
	SEK/EUR	01/26/15	146,821	1,370
	SEK/NOK	02/13/15	175,551	6,948
	USD/EUR	01/16/15	393,336	14,663
	USD/EUR	02/17/15	193,697	6,500
	USD/EUR	03/03/15	1,769,516	62,489
	USD/EUR	03/13/15	2,571	67
	USD/EUR	03/16/15	445,610	7,608
	USD/EUR	02/20/19	229,595	24,816
	USD/GBP	02/13/15	15,581	104
	USD/GBP	03/16/15	529,598	4,333
	USD/KRW	01/23/15	113,486	4,014
	USD/ZAR	01/16/15	729,632	7,474
Credit Suisse International (London)	EUR/HUF	03/02/15	25,573	821
	EUR/NOK	02/13/15	133,181	9,061
	EUR/PLN	03/02/15	29,059	362
	GBP/EUR	02/13/15	142,242	4,394
	SEK/EUR	01/26/15	440,827	4,164
	USD/AUD	03/02/15	12,770	830
	USD/BRL	03/12/15	35,774	4,029
	USD/BRL	03/20/15	330,151	18,055
	USD/CHF	01/08/15	178,056	11,065
	USD/CLP	03/02/15	30,184	516
	USD/EUR	01/08/15	1,508,460	99,170
	USD/EUR	02/03/15	320,171	17,237
	USD/EUR	02/05/15	10,894	591
	USD/EUR	03/02/15	55,815	1,752
	USD/EUR	03/03/15	178,586	6,478
	USD/EUR	04/01/15	1,298,865	5,091
	USD/GBP	01/08/15	2,429,701	122,357
	USD/GBP	01/16/15	540,764	13,318
	USD/GBP	03/13/15	206,393	1,152
	USD/GBP	04/01/15	2,371,964	852
	USD/MXN	03/02/15	35,460	3,040
	USD/NZD	03/02/15	11,373	127
	USD/TRY	03/02/15	29,736	1,164
	USD/ZAR	03/02/15	24,877	823
Deutsche Bank AG (London)	CAD/EUR	02/25/19	240,017	14,592
	CAD/EUR	03/12/19	139,869	11,782
	CAD/JPY	01/26/15	448,126	11,242
	EUR/NOK	02/13/15	68,518	4,116
	GBP/EUR	02/13/15	142,242	4,201
	GBP/EUR	03/12/19	279,739	20,262
	GBP/EUR	03/14/19	292,078	22,320
	USD/AUD	02/05/15	389,228	11,583
	USD/CLP	01/16/15	82,161	602
	USD/EUR	01/15/15	5,079,420	266,560
	USD/EUR	02/25/15	100,486	3,029
	USD/JPY	01/23/15	895,074	104,926

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London) (continued)	USD/KRW	01/26/15	$113,588	$3,912
JPMorgan Chase Bank (London)	EUR/NOK	02/13/15	202,166	12,710
	GBP/EUR	02/13/15	142,242	3,482
	USD/JPY	01/23/15	895,247	104,753
	USD/KRW	01/26/15	113,159	4,341
	USD/MXN	01/23/15	257,306	24,694
	USD/MXN	01/26/15	85,700	8,300
Merrill Lynch & Co., Inc.	AUD/USD	03/20/15	943,105	4,043
	GBP/USD	03/20/15	632,379	1,209
	JPY/USD	03/20/15	316,330	1,687
	MXN/USD	03/20/15	5,665	12
	NZD/USD	03/20/15	1,694,144	10,381
	USD/AUD	03/20/15	17,277,812	136,479
	USD/CAD	03/20/15	22,005,224	115,888
	USD/CHF	03/20/15	23,952,492	564,556
	USD/EUR	03/20/15	15,286,909	320,664
	USD/GBP	03/20/15	25,496,099	153,286
	USD/JPY	03/20/15	4,582,423	23,324
	USD/MXN	03/20/15	3,751,420	10,457
	USD/NZD	03/20/15	2,284,656	3,233
Morgan Stanley & Co. International PLC	CZK/EUR	02/13/15	429,751	1,162
	EUR/BRL	01/30/15	831,408	15,907
	USD/BRL	02/03/15	1,446,798	74,753
	USD/BRL	03/03/15	14,724	176
	USD/CHF	02/05/15	231,981	9,028
	USD/EUR	02/05/15	1,823,006	74,649
	USD/GBP	02/05/15	337,342	8,830
	USD/GBP	02/13/15	270,325	4,480
	USD/INR	03/02/15	58,556	1,144
	USD/KRW	01/23/15	113,465	4,035
	USD/KRW	01/30/15	135,646	5,354
State Street Bank and Trust	USD/JPY	01/05/15	9,644	8
	USD/SEK	01/05/15	55,931	154
TOTAL				$2,657,741

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	AUD/USD	02/05/15	$194,614	$(1,432)
	BRL/USD	03/12/15	35,774	(5,354)
	BRL/USD	03/20/15	330,151	(49,550)
	EUR/CAD	02/13/15	293,866	(3,330)
	EUR/GBP	01/26/15	296,267	(6,861)
	EUR/USD	03/03/15	174,348	(4,854)
	EUR/USD	02/20/19	229,595	(8,788)
	NOK/EUR	02/13/15	284,484	(16,546)
	USD/NZD	01/30/15	94,575	(575)
Credit Suisse International (London)	CHF/USD	01/08/15	184,092	(3,686)
	EUR/USD	01/08/15	1,508,460	(12,854)
	GBP/USD	01/08/15	2,429,701	(889)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Credit Suisse International (London) (continued)	JPY/USD	01/16/15	$903,199	$(96,801)
	KRW/USD	01/26/15	114,875	(2,625)
	MXN/USD	01/23/15	86,560	(7,440)
Deutsche Bank AG (London)	EUR/GBP	01/26/15	305,279	(7,037)
	EUR/GBP	02/13/15	434,301	(7,576)
	EUR/GBP	03/12/19	288,401	(8,662)
	EUR/GBP	03/14/19	301,552	(9,474)
	EUR/USD	01/15/15	1,972,708	(99,305)
	EUR/USD	01/16/15	151,888	(6,005)
	JPY/CAD	01/26/15	292,481	(8,601)
	KRW/USD	01/26/15	114,875	(2,625)
	MXN/USD	01/23/15	86,690	(7,310)
	NOK/EUR	02/13/15	142,242	(8,313)
JPMorgan Chase Bank (London)	JPY/CAD	01/26/15	166,886	(6,447)
	JPY/USD	01/23/15	1,805,757	(194,243)
	KRW/USD	01/23/15	114,515	(2,985)
	MXN/USD	01/23/15	86,489	(7,511)
	MXN/USD	01/26/15	86,691	(7,309)
	NOK/EUR	02/13/15	145,268	(6,089)
	NOK/SEK	02/13/15	65,880	(1,556)
	NZD/USD	01/30/15	93,460	(540)
Merrill Lynch & Co., Inc.	AUD/USD	03/20/15	1,302,654	(4,425)
	CHF/USD	03/20/15	4,262,228	(47,743)
	EUR/USD	03/20/15	1,730,434	(12,577)
	GBP/USD	03/20/15	7,738,079	(37,507)
	JPY/USD	03/20/15	15,469,062	(176,628)
	MXN/USD	03/20/15	2,085,246	(18,729)
	NZD/USD	03/20/15	1,936,385	(7,927)
	USD/AUD	03/20/15	2,581,770	(10,986)
	USD/CAD	03/20/15	6,526,558	(7,531)
	USD/GBP	03/20/15	9,303,451	(18,008)
	USD/JPY	03/20/15	1,373,239	(6,814)
	USD/MXN	03/20/15	1,341,652	(1,578)
	USD/NZD	03/20/15	4,902,879	(17,638)
Morgan Stanley & Co. International PLC	AUD/USD	02/05/15	194,614	(1,456)
	CLP/USD	02/13/15	134,354	(3,646)
	EUR/USD	02/05/15	199,732	(3,489)
	KRW/USD	01/23/15	114,837	(2,663)
	KRW/USD	01/30/15	138,567	(2,433)
	NOK/SEK	02/13/15	114,314	(3,087)
	USD/KRW	03/02/15	37,828	(229)
TOTAL				$(998,267)

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	229	March 2015	$23,957,423	$378,280
CAC40 Index	38	January 2015	1,966,646	(7,940)
Canada 10 Year Government Bonds	57	March 2015	6,796,041	1,526

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
DAX Index	9	March 2015	$2,680,004	$(12,259)
DJIA E-Mini Index	147	March 2015	13,047,720	138,434
Eurodollars	1,566	June 2016	385,901,550	(521,911)
Euro Stoxx 50 Index	101	March 2015	3,828,998	103,708
FTSE 100 Index	(38)	March 2015	(3,863,071)	(60,210)
Italian 10 Year Government Bonds	(4)	March 2015	(656,331)	(6,810)
Japan 10 Year Government Bonds	(1)	March 2015	(1,233,845)	(7,104)
Nasdaq 100 E-Mini Index	162	March 2015	13,714,110	34,967
Nikkei 225 Index	196	March 2015	14,219,736	(346,529)
Russell 2000 Mini Index	79	March 2015	9,485,530	219,615
S&P 500 E-Mini Index	183	March 2015	18,779,460	58,915
Topix Index	101	March 2015	11,868,217	(237,117)
Ultra Long U.S. Treasury Bonds	(5)	March 2015	(825,937)	(29,856)
3 Month Euribor Interest Rate	14	December 2015	4,232,846	9,707
3 Month Euribor Interest Rate	782	June 2016	236,375,561	155,431
3 Month Euribor Interest Rate	(14)	December 2016	(4,229,670)	(18,034)
3 Month Sterling Interest Rate	1,174	June 2016	226,254,479	298,751
5 Year German Euro-Bobl	(11)	March 2015	(1,734,099)	(12,937)
10 Year German Euro-Bund	(7)	March 2015	(1,320,274)	(23,528)
10 Year Mini Japanese Government Bonds	371	March 2015	45,791,150	253,079
10 Year U.K. Long Gilt	88	March 2015	16,394,363	168,545
2 Year U.S. Treasury Notes	(36)	March 2015	(7,869,375)	13,406
5 Year U.S. Treasury Notes	(38)	March 2015	(4,519,328)	7,569
10 Year U.S. Treasury Notes	(30)	March 2015	(3,803,906)	(4,132)
20 Year U.S. Treasury Bonds	414	March 2015	59,848,875	1,312,194
TOTAL				$1,865,760

SWAP CONTRACTS — At December 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	CAD	259	(a)	10/18/23	3.940%	6 month CDOR	$—	$13,412
		244	(a)	10/23/23	3.853	6 month CDOR	—	11,782
		400	(a)	10/29/23	3.845	6 month CDOR	(12,424)	31,572
Barclays Bank PLC	MXN	2,218	(a)	11/06/17	5.900	Mexico Interbank TIIE 28 Days	—	2,329
	ZAR	2,352	(a)	01/29/18	8.595	3 month JIBAR	—	4,117
	SEK	8,904	(a)	06/16/18	3 month STIBOR	1.605%	—	(23,942)
	ZAR	5,540	(a)	09/30/19	7.825	3 month JIBAR	—	9,208
	CHF	1,652	(a)	09/04/21	1.100	6 month CHFOR	—	15,508
	NOK	785	(a)	09/25/23	6 month NIBOR	4.270	—	(9,749)
	SEK	828	(a)	09/25/23	3.625	3 month STIBOR	—	9,945
	ZAR	7,500	(a)	09/30/23	9.295	3 month JIBAR	—	16,201
	NOK	794	(a)	11/11/23	6 month NIBOR	4.141	—	(9,083)
		2,439	(a)	11/13/23	6 month NIBOR	4.152	—	(28,034)

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC (continued)	ZAR	2,188	(a)	11/19/23	9.400%	3 month JIBAR	$—	$5,068
		763	(a)	11/20/23	9.430	3 month JIBAR	—	1,826
	NOK	3,224	(a)	06/10/24	6 month NIBOR	3.655%	—	(24,631)
	CHF	1,128	(a)	09/04/24	6 month CHFOR	1.615	—	(18,651)
	ZAR	3,000	(a)	11/25/28	10.650	3 month JIBAR	—	4,467
		3,400	(a)	01/23/29	10.850	3 month JIBAR	—	5,952
		771	(a)	11/14/33	3 month JIBAR	10.160	—	(917)
	CHF	248	(a)	06/02/34	2.330	6 month CHFOR	—	20,442
Credit Suisse International (London)		824	(a)	01/23/23	2.360	6 month CHFOR	—	74,294
	SEK	3,542	(a)	06/10/24	3.036	3 month STIBOR	—	26,174
		3,610	(a)	06/10/24	3.025	3 month STIBOR	—	26,431
	CHF	124	(a)	05/27/34	2.360	6 month CHFOR	—	10,605
		248	(a)	06/03/34	2.328	6 month CHFOR	—	20,395
		125	(a)	07/03/34	2.352	6 month CHFOR	—	10,534
		107	(a)	08/07/44	2.040	6 month CHFOR	—	6,968
Deustche Bank AG	CAD	600	(a)	04/03/24	3.830	6 month CDOR	—	26,174
	NZD	870	(a)	04/08/24	3 month NZDOR	5.615	—	(34,841)
	CAD	620	(a)	04/29/24	3.705	6 month CDOR	—	23,707
Deutsche Bank AG (Frankfurt)	NZD	3,940	(a)	03/19/16	4.545	3 month NZDOR	—	23,474
		1,447	(a)	06/22/16	4.538	3 month NZDOR	—	8,030
		3,374	(a)	06/22/16	4.425	3 month NZDOR	—	15,886
		2,517	(a)	09/01/16	4.240	3 month NZDOR	—	7,788
	EUR	510		03/25/17	6 month EURO	0.968	—	(15,570)
	NZD	1,336	(a)	04/13/17	4.700	3 month NZDOR	—	17,039
		697	(a)	03/19/18	3 month NZDOR	4.775	—	(13,366)
		697	(a)	03/19/18	3 month NZDOR	4.757	—	(13,095)
	CAD	1,207	(a)	06/13/18	2.208	6 month CDOR	—	8,391
	NZD	581	(a)	06/22/18	3 month NZDOR	4.733	—	(10,116)
		1,352	(a)	06/22/18	3 month NZDOR	4.635	—	(20,692)
		1,008	(a)	09/01/18	3 month NZDOR	4.430	—	(10,404)
		477	(a)	10/25/23	3 month NZDOR	5.598	—	(19,424)
		765	(a)	05/01/24	3 month NZDOR	5.403	—	(25,731)
		365	(a)	04/13/25	3 month NZDOR	5.238	—	(25,574)
Deutsche Bank AG (London)	MXN	6,000	(a)	09/24/19	6.120	Mexico Interbank TIIE 28 Days	—	14,575
		1,066	(a)	02/17/22	7.585	Mexico Interbank TIIE 28 Days	—	2,981
		210	(a)	02/18/22	7.550	Mexico Interbank TIIE 28 Days	—	566
		450	(a)	02/21/22	7.568	Mexico Interbank TIIE 28 Days	—	1,231
		371	(a)	02/24/22	7.465	Mexico Interbank TIIE 28 Days	—	905
		7,570	(a)	09/19/23	8.275	Mexico Interbank TIIE 28 Days	—	26,783
		918	(a)	11/22/23	8.747	Mexico Interbank TIIE 28 Days	—	4,279
		1,296	(a)	11/23/23	8.753	Mexico Interbank TIIE 28 Days	—	6,059

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG (London) (continued)	MXN	2,259	(a)	11/28/23	8.460%	Mexico Interbank TIIE 28 Days	$—	$8,853
		286	(a)	11/29/23	8.598	Mexico Interbank TIIE 28 Days	—	1,221
		202	(a)	12/01/23	8.600	Mexico Interbank TIIE 28 Days	—	863
		274	(a)	09/20/28	9.810	Mexico Interbank TIIE 28 Days	—	1,055
	ZAR	1,156	(a)	01/24/29	10.910	3 month JIBAR	—	2,137
		370	(a)	11/15/33	3 month JIBAR	10.160%	—	(560)
JP Morgan Chase Bank (London)	BRL	1,172		01/02/17	12.210	1 month Brazilian Interbank Deposit Average	—	(3,315)
	NOK	3,363	(a)	06/10/24	6 month NIBOR	3.665	—	(25,889)
TOTAL							$(12,424)	$195,643

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2014.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

	$1,767	(a)	07/07/16	3 month LIBOR	0.725%	$(6,873)
	1,738	(a)	07/22/16	3 month LIBOR	0.660	(3,720)
	1,738	(a)	07/22/16	3 month LIBOR	0.676	(4,275)
EUR	5,854	(a)	04/11/18	1.312%	6 month EURO	68,134
GBP	1,187	(a)	08/05/18	6 month GBP	2.605	(37,586)
	$1,173	(a)	08/08/18	2.402	3 month LIBOR	6,978
GBP	1,182	(a)	08/11/18	6 month GBP	2.542	(34,993)
	$1,758	(a)	08/15/18	2.342	3 month LIBOR	8,080
GBP	1,175	(a)	08/15/18	6 month GBP	2.398	(29,416)
	$1,775	(a)	08/18/18	2.255	3 month LIBOR	4,983
	884	(a)	12/19/18	2.930	3 month LIBOR	11,436
	567	(a)	12/23/18	3.125	3 month LIBOR	9,420
	609		03/09/19	3 month LIBOR	1.728	(5,859)
GBP	294	(a)	06/16/19	2.968	6 month GBP	10,237
	$1,022	(a)	07/07/19	2.022	3 month LIBOR	24,880
	1,000		07/22/19	1.895	3 month LIBOR	17,243
	1,000	(a)	07/22/19	1.926	3 month LIBOR	18,740
	1,205	(a)	08/14/19	2.843	3 month LIBOR	8,921
	1,194	(a)	08/21/19	2.750	3 month LIBOR	6,632
EUR	3,292	(a)	04/11/20	6 month EURO	1.725	(143,876)
GBP	596	(a)	05/14/20	3.025	6 month GBP	30,694
	1,191	(a)	05/15/20	3.050	6 month GBP	62,731
	618	(a)	05/21/20	3.130	6 month GBP	21,103
	1,239	(a)	05/22/20	3.150	6 month GBP	43,011
	591	(a)	05/29/20	3.030	6 month GBP	18,365
EUR	955	(a)	06/05/20	6 month EURO	1.049	(36,839)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

EUR	473	(a)	06/09/20	6 month EURO	1.052%	$(18,304)
GBP	309	(a)	06/14/20	3.200%	6 month GBP	11,107
	698	(a)	06/18/20	3.173	6 month GBP	24,464
	303	(a)	06/20/20	3.215	6 month GBP	10,997
	512	(a)	06/25/20	3.149	6 month GBP	17,513
	381	(a)	06/27/20	3.075	6 month GBP	12,230
	251	(a)	07/09/20	3.103	6 month GBP	8,192
	376	(a)	07/10/20	3.045	6 month GBP	11,630
	481	(a)	08/05/20	2.576	6 month GBP	35,061
	474	(a)	08/05/20	2.576	6 month GBP	34,560
	$660	(a)	08/20/20	2.296	3 month LIBOR	6,829
	660	(a)	08/21/20	2.291	3 month LIBOR	6,642
	1,332	(a)	11/26/20	4.090	3 month LIBOR	34,807
	653	(a)	11/27/20	4.060	3 month LIBOR	16,682
	599	(a)	11/27/20	4.061	3 month LIBOR	15,314
	910	(a)	11/27/20	4.110	3 month LIBOR	24,086
	597	(a)	11/29/20	4.057	3 month LIBOR	15,216
	597	(a)	11/29/20	4.062	3 month LIBOR	15,271
	597	(a)	11/29/20	4.108	3 month LIBOR	15,772
	1,982		05/15/21	3 month LIBOR	2.159	(26,044)
JPY	231,917	(a)	05/20/21	0.880	6 month JYOR	14,555
	232,114	(a)	08/19/21	0.693	6 month JYOR	6,001
EUR	1,407	(a)	09/04/21	6 month EURO	1.418	(17,659)
	$13,725		09/22/21	3 month LIBOR	2.506	(524,349)
EUR	1,690	(a)	03/26/22	6 month EURO	2.522	(97,910)
GBP	2,740	(a)	05/13/22	6 month GBP	3.512	(103,936)
	1,366	(a)	05/14/22	6 month GBP	3.497	(51,345)
	229	(a)	10/07/22	3.546	6 month GBP	24,879
	$250	(a)	12/11/22	4.165	3 month LIBOR	16,669
	375	(a)	12/12/22	4.141	3 month LIBOR	24,593
EUR	555	(a)	01/23/23	6 month EURO	2.935	(68,147)
	125		02/10/23	6 month EURO	1.791	(16,224)
JPY	470,151	(a)	05/20/23	6 month JYOR	1.310	(39,043)
GBP	361	(a)	05/21/23	3.314	6 month GBP	31,071
	274	(a)	06/05/23	3.380	6 month GBP	24,734
JPY	469,167	(a)	08/19/23	6 month JYOR	1.113	(20,947)
GBP	137	(a)	10/18/23	6 month GBP	3.768	(15,763)
	109	(a)	10/29/23	6 month GBP	3.955	(13,917)
	109	(a)	10/29/23	6 month GBP	3.959	(13,948)
	$1,583	(a)	11/26/23	3 month LIBOR	4.671	(47,850)
	163		02/29/24	3 month LIBOR	2.882	(10,416)
	631		03/09/24	3 month LIBOR	3.030	(48,145)
EUR	1,083	(a)	03/28/24	6 month EURO	2.695	(101,126)
	591	(a)	04/11/24	2.334	6 month EURO	69,393
GBP	1,397	(a)	05/22/24	6 month GBP	3.703	(53,074)
	700	(a)	05/22/24	6 month GBP	3.703	(26,575)
	348	(a)	05/23/24	6 month GBP	3.690	(13,101)
	700	(a)	05/23/24	6 month GBP	3.693	(26,415)
	348	(a)	05/31/24	6 month GBP	3.583	(12,042)
	556	(a)	05/31/24	6 month GBP	3.587	(19,340)
	641	(a)	05/31/24	6 month GBP	3.600	(22,505)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

GBP	697	(a)	06/03/24	6 month GBP	3.685%	$(26,112)
EUR	648	(a)	06/06/24	2.825%	6 month EURO	20,355
GBP	415	(a)	06/13/24	6 month GBP	3.650	(15,099)
	576	(a)	06/13/24	6 month GBP	3.680	(21,441)
	285	(a)	06/16/24	6 month GBP	3.655	(10,410)
EUR	389	(a)	06/17/24	2.914	6 month EURO	12,963
GBP	1,186	(a)	06/18/24	6 month GBP	3.696	(44,556)
EUR	634	(a)	06/20/24	2.884	6 month EURO	20,687
GBP	384	(a)	06/20/24	6 month GBP	3.625	(13,687)
	708	(a)	06/20/24	6 month GBP	3.661	(25,977)
	515	(a)	06/20/24	6 month GBP	3.710	(19,570)
EUR	379	(a)	06/23/24	2.806	6 month EURO	11,674
GBP	431	(a)	06/27/24	6 month GBP	3.590	(14,927)
	207	(a)	06/27/24	6 month GBP	3.595	(7,189)
	578	(a)	06/27/24	6 month GBP	3.648	(20,949)
	289	(a)	06/27/24	6 month GBP	3.663	(10,603)
	$395	(a)	07/07/24	3 month LIBOR	3.000	(31,212)
GBP	632	(a)	07/11/24	6 month GBP	3.520	(20,631)
	424	(a)	07/11/24	6 month GBP	3.606	(14,847)
	$387		07/22/24	3 month LIBOR	2.867	(25,397)
	387	(a)	07/22/24	3 month LIBOR	2.869	(25,469)
GBP	415	(a)	08/08/24	6 month GBP	3.356	(11,591)
	416	(a)	08/08/24	6 month GBP	3.380	(11,894)
	$618	(a)	08/13/24	3 month LIBOR	3.520	(18,073)
	611	(a)	08/20/24	3 month LIBOR	3.416	(15,049)
EUR	982	(a)	09/04/24	2.069	6 month EURO	21,961
	$448	(a)	10/27/24	3.237	3 month LIBOR	7,295
	428	(a)	10/27/24	3.237	3 month LIBOR	6,947
	3,986	(a)	10/27/24	3.350	3 month LIBOR	43,353
	445	(a)	10/31/24	3.292	3 month LIBOR	8,356
	445	(a)	10/31/24	3.300	3 month LIBOR	8,500
	1,244	(a)	11/03/24	3.320	3 month LIBOR	12,552
	2,528	(a)	11/03/24	3.320	3 month LIBOR	25,512
	646	(a)	11/04/24	3.250	3 month LIBOR	10,818
	1,253	(a)	11/04/24	3.390	3 month LIBOR	14,850
	465	(a)	11/05/24	3.300	3 month LIBOR	8,785
GBP	308	(a)	08/05/25	6 month GBP	2.956	(45,158)
	303	(a)	08/05/25	6 month GBP	2.956	(44,352)
	253	(a)	08/18/25	6 month GBP	2.798	(30,954)
	252	(a)	08/19/25	6 month GBP	2.776	(30,099)
	$378	(a)	02/07/26	4.520	3 month LIBOR	19,495
EUR	1,532	(a)	03/26/26	2.918	6 month EURO	202,831
JPY	161,981	(a)	05/22/26	1.819	6 month JYOR	25,347
	$414	(a)	06/20/26	3.475	3 month LIBOR	29,828
JPY	160,729	(a)	08/21/26	1.621	6 month JYOR	15,921
	$9,261	(a)	10/28/26	3 month LIBOR	3.530	(70,923)
	6,331	(a)	11/04/26	3 month LIBOR	3.481	(43,542)
	3,114	(a)	11/04/26	3 month LIBOR	3.485	(21,572)
	3,133	(a)	11/04/26	3 month LIBOR	3.567	(25,773)
	223	(a)	12/19/26	3 month LIBOR	4.229	(29,026)
	148	(a)	12/23/26	3 month LIBOR	4.303	(20,114)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

GBP	555	(a)	08/05/27	6 month GBP	3.506%	$(38,866)
	600	(a)	08/08/27	6 month GBP	3.481	(40,968)
	456	(a)	10/09/28	6 month GBP	4.025	(44,399)
	$169	(a)	11/27/28	3 month LIBOR	4.550	(23,053)
	153	(a)	11/27/28	3 month LIBOR	4.559	(20,985)
	232	(a)	11/27/28	3 month LIBOR	4.597	(32,553)
	155	(a)	11/29/28	3 month LIBOR	4.549	(21,069)
	155	(a)	11/29/28	3 month LIBOR	4.553	(21,124)
	155	(a)	11/29/28	3 month LIBOR	4.588	(21,567)
	1,959	(a)	02/09/29	3 month LIBOR	4.581	(66,351)
	2,379	(a)	03/06/29	3 month LIBOR	4.516	(76,899)
EUR	560	(a)	03/26/29	6 month EURO	3.119	(101,786)
	$3,314	(a)	04/27/29	3 month LIBOR	4.250	(86,965)
GBP	632	(a)	05/20/29	6 month GBP	3.790	(49,910)
	324	(a)	06/05/29	6 month GBP	3.840	(26,564)
	136	(a)	06/05/29	6 month GBP	3.843	(11,131)
	$606	(a)	10/27/29	3 month LIBOR	3.542	(10,975)
	659	(a)	10/27/29	3 month LIBOR	3.558	(12,337)
	1,673		10/27/29	3.560%	3 month LIBOR	17,849
	284	(a)	10/28/29	3 month LIBOR	3.561	(3,033)
	657	(a)	10/31/29	3 month LIBOR	3.569	(12,612)
	1,315	(a)	10/31/29	3 month LIBOR	3.597	(26,650)
	923	(a)	11/04/29	3 month LIBOR	3.522	(16,012)
	687	(a)	11/05/29	3 month LIBOR	3.582	(13,448)
	204	(a)	12/11/33	3 month LIBOR	4.721	(24,498)
	307	(a)	12/12/33	3 month LIBOR	4.702	(36,432)
	982	(a)	02/07/34	4.410	3 month LIBOR	43,641
	3,394	(a)	03/06/34	4.347	3 month LIBOR	143,452
EUR	113	(a)	05/27/34	6 month EURO	3.014	(13,419)
	220	(a)	05/30/34	6 month EURO	2.980	(25,391)
	219	(a)	05/30/34	6 month EURO	2.985	(25,449)
GBP	197	(a)	08/05/34	3.443	6 month GBP	36,988
	213	(a)	08/06/34	3.415	6 month GBP	38,767
	$357	(a)	10/24/34	3 month LIBOR	3.518	(11,273)
	391	(a)	10/29/34	3.539	3 month LIBOR	5,940
	938	(a)	10/31/34	3.590	3 month LIBOR	15,885
	3,149	(a)	11/05/34	3.479	3 month LIBOR	41,562
	1,538	(a)	11/05/34	3.484	3 month LIBOR	20,552
	1,555	(a)	11/05/34	3.570	3 month LIBOR	25,144
	2,089	(a)	03/06/39	3 month LIBOR	4.147	(69,949)
	3,102	(a)	04/27/39	4.089	3 month LIBOR	272,604
	231	(a)	10/30/39	3 month LIBOR	3.428	(2,938)
	1,344	(a)	11/03/39	3 month LIBOR	3.390	(15,632)
	2,791	(a)	11/03/39	3 month LIBOR	3.390	(32,461)
	1,368	(a)	11/06/39	3 month LIBOR	3.455	(18,460)
GBP	92		01/22/44	6 month GBP	3.316	(35,703)
	50		01/22/44	6 month GBP	3.348	(20,617)
	$1,719	(a)	04/27/44	3 month LIBOR	4.020	(188,768)
EUR	86	(a)	08/07/44	6 month EURO	2.465	(7,036)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

$500	(a)	10/24/44	3.363%	3 month LIBOR	$10,904
211	(a)	06/20/46	3 month LIBOR	3.721%	(37,386)
TOTAL					$(1,721,253)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2014.
*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

							Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)		Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Barclays Bank PLC	Federal Republic of Brazil, 12.250%, 03/06/30		$200	(1.000)%	12/20/16	1.177%	$2,211	$(1,573)
	Darden Restaurants, Inc., 6.000%, 08/15/35		80	(1.000)	06/20/17	0.509	(783)	(207)
	Renault SA, 5.625%, 03/22/17	EUR	200	(1.000)	03/20/18	0.562	(172)	(3,304)
	Safeway, Inc., 7.250%, 02/01/31		$150	(1.000)	03/20/18	1.637	1,104	1,842
	Intesa Sanpaolo SPA, 4.750%, 06/15/17	EUR	150	(3.000)	12/20/18	0.733	(5,926)	(10,420)
	Ford Motor Credit Co. LLC, 5.000%, 05/15/18		$70	(5.000)	03/20/19	0.644	(10,698)	(1,847)
	Reed Elsevier Investment, 5.625%, 10/20/16	EUR	150	(1.000)	03/20/19	0.322	(4,168)	(1,082)
	Republic of South Africa, 5.500%, 03/09/20		$500	(1.000)	03/20/19	1.581	26,871	(15,276)
	Ford Motor Credit Co. LLC, 5.000%, 05/15/18		70	(5.000)	06/20/19	0.699	(12,322)	(731)
	Republic of Korea, 4.875%, 09/22/14		500	(1.000)	09/20/19	0.477	(9,727)	(2,399)
Citibank NA (London)	Radio Shack Corp., 6.750%, 05/15/19		20	(5.000)	06/20/16	253.841	9,082	5,955
	Royal Bank of Scotland PLC, 6.934%, 04/09/18	EUR	110	(5.000)	09/20/19	0.718	(24,948)	(1,931)
Credit Suisse International (London)	Kingfisher PLC, 5.625%, 12/15/14		150	(1.000)	12/20/18	0.484	(1,007)	(2,758)
Deutsche Bank AG (London)	Radio Shack Corp., 6.750%, 05/15/19		130	(5.000)	09/20/16	236.709	62,949	35,666
	Astaldi Spa, 7.125%, 12/01/20	EUR	260	(1.000)	09/20/16	2.678	2,750	6,145
	Unisys, Corp., 6.250%, 08/15/17		$100	(5.000)	09/20/17	1.159	(8,758)	(1,671)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

							Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)		Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG (London) (continued)	Sainsbury (J) PLC, 4.250%, 07/16/14	EUR	500	(1.000)%	03/20/18	1.093%	$(1,102)	$2,728
	Staples, Inc., 2.750%, 01/12/18		$210	(1.000)	09/20/18	0.976	4,397	(4,635)
	Rite Aid Corp., 7.700%, 02/15/27		25	(5.000)	12/20/18	2.058	(2,025)	(801)
	Republic of Korea, 4.875%, 09/22/14		50	(1.000)	12/20/18	0.368	(532)	(714)
	JC Penney Corp., Inc., 6.375%, 10/15/36		25	(5.000)	03/20/19	9.337	4,988	(1,501)
	Reed Elsevier Investment, 5.625%, 10/20/16	EUR	150	(1.000)	03/20/19	0.322	(4,163)	(1,086)
	Normura Holdings, Inc., 6.700%, 03/04/20	JPY	40,000	(1.000)	03/20/19	0.775	(330)	(2,909)
	Royal Bank of Scotland PLC, 6.934%, 04/09/18	EUR	100	(5.000)	09/20/19	0.718	(23,145)	(1,291)
	Lloyds Bank PLC, 5.750%, 07/09/25		200	(5.000)	09/20/19	0.695	(49,609)	430
JPMorgan Chase Bank (London)	HCA, Inc., 8.000%, 10/01/18		$115	(5.000)	06/20/19	1.863	(14,445)	(981)
Protection Sold:
Barclays Bank PLC	Safeway, Inc., 7.250%, 02/01/31		150	1.000	03/20/19	2.487	(4,162)	(4,625)
	Darden Restaurants, Inc., 6.000%, 08/15/35		80	1.000	06/20/19	1.236	(1,264)	475
	General Motors Co., 6.250%, 10/02/43		70	5.000	06/20/19	1.376	10,110	753
	Darden Restaurants, Inc., 6.000%, 08/15/35		20	1.000	09/20/19	1.357	(704)	388
	Renault SA, 5.625%, 03/22/17	EUR	200	1.000	12/20/20	1.211	(9,139)	6,256
Citibank NA (London)	Radio Shack Corp., 6.750%, 05/15/19		$20	5.000	06/20/15	420.129	(5,417)	(8,555)
Deutsche Bank AG (London)	Radio Shack Corp., 6.750%, 05/15/19		130	5.000	06/20/15	420.129	(37,756)	(53,059)
	Sainsbury (J) PLC, 4.250%, 07/16/14	EUR	500	1.000	03/20/19	1.387	(4,504)	(4,967)
	Astaldi Spa, 7.125%, 12/01/20		260	1.000	09/20/19	5.848	(30,699)	(30,768)
	Staples, Inc., 2.750%, 01/12/18		$210	1.000	09/20/19	1.423	(10,785)	6,850

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold: (continued)
Deutsche Bank AG (London) (continued)	Unisys, Corp., 6.250%, 08/15/17	$100	5.000%	09/20/19	2.233%	$8,836	$3,452
JPMorgan Chase Bank (London)	Darden Restaurants, Inc., 6.000%, 08/15/35	40	1.000	09/20/19	1.357	(1,474)	843
TOTAL						$(146,466)	$(87,308)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Tranches of Commercial Mortgages-Backed Index BBB Series 6	$100	(3.000)%	06/20/63	3.200%	$9,065	$(9,477)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — At December 31, 2014, the Fund had the following written options:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value
Barclays Bank PLC	Put NOK/Call SEK Strike Price 1.096%	NOK	4,854	01/22/15	1.096%	$(34,236)
	Call NOK/Put SEK Strike Price 1.096%		4,854	01/22/15	1.096	(707)
	Put USD/Call JPY Strike Price 107.0%	$	761	01/22/15	107.0	(11)
	Call USD/Put JPY Strike Price 107.0%		761	01/22/15	107.0	(81,387)
	Put EUR/Call NOK Strike Price 8.419%	EUR	923	04/21/15	8.419	(3,964)
	Call EUR/Put NOK Strike Price 8.419%		923	04/21/15	8.419	(85,521)
	Put AUD/Call USD Strike Price 0.860%	AUD	936	06/29/15	0.860	(54,878)
	Call EUR/Put USD Strike Price 1.450%	EUR	515	04/22/15	1.450	(12)
Credit Suisse International (London)	Put AUD/Call JPY Strike Price 97.75%	AUD	813	02/03/15	97.75	(8,769)
	Call AUD/Put JPY Strike Price 97.75%		813	02/03/15	97.75	(8,468)
Deutsche Bank AG (London)	Put GBP/Call JPY Strike Price 171.9%	GBP	476	01/22/15	171.9	(72)
	Call GBP/Put JPY Strike Price 171.9%		476	01/22/15	171.9	(59,205)
JPMorgan Chase Bank (London)	Put USD/Call JPY Strike Price 111.5%	$	717	02/03/15	111.5	(320)
	Call USD/Put JPY Strike Price 111.5%		717	02/03/15	111.5	(50,253)
	Put AUD/Call USD Strike Price 0.900%	AUD	936	06/29/15	0.900	(88,182)
TOTAL (Premiums Received $235,952)		19,475				$(475,985)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

For the fiscal year ended December 31, 2014, the Fund had the following written option currency activities:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding December 31, 2013	3,660	$53,503
Contracts Written	94,460	894,144
Contracts Bought to Close	(42,354)	(311,278)
Contracts Expired	(36,291)	(400,417)
Contracts Outstanding December 31, 2014	19,475	$235,952

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value
Barclays Bank PLC	Call - OTC EUR 6 month EURO Strike Price 2.750%	EUR	459	08/20/15	2.750%	$(584)
Credit Suisse International (London)	Put - USD 3 month LIBOR Strike Price 2.588%	$	449	08/17/15	2.588	(12,536)
	Call - OTC USD 3 month LIBOR Strike Price 4.500%		183	09/25/15	4.500	(161)
Deutsche Bank AG	Call - OTC USD 3 month LIBOR Strike Price 4.415%		918	03/27/17	4.415	(3,770)
	Call - OTC USD 3 month LIBOR Strike Price 5.135%		3,308	03/05/19	5.135	(22,501)
Deutsche Bank AG (Frankfurt)	Call - OTC EUR 6 month EURO Strike Price 0.750%	EUR	3,174	04/01/15	0.750	(5)
	Call - OTC GBP 6 month GBP Strike Price 2.575%	GBP	2,303	06/15/15	2.575	(34)
	Call - OTC GBP 6 month GBP Strike Price 3.100%		339	08/07/15	3.100	(605)
	Call - OTC GBP 6 month GBP Strike Price 4.000%		183	09/26/17	4.000	(1,319)
Deutsche Bank AG (London)	Call - OTC GBP 6 month GBP Strike Price 4.000%		730	09/26/17	4.000	(5,271)
	Put - OTC EUR 6 month EURO Strike Price 1.910%	EUR	478	09/02/24	1.910	(41,748)
JPMorgan Chase Bank (London)	Call - OTC EUR 6 month EURO Strike Price 0.750%		3,198	04/02/15	0.750	(6)
	Call - OTC GBP 6 month GBP Strike Price 3.250%	GBP	461	06/16/15	3.250	(121)
	Call - OTC GBP 6 month GBP Strike Price 3.250%		691	06/16/15	3.250	(181)
	Put - OTC USD 3 month LIBOR Strike Price 2.631%	$	883	08/14/15	2.631	(26,731)
	Put - OTC GBP 6 month GBP Strike Price 2.933%	GBP	501	05/31/16	2.933	(66,889)
	Put - OTC GBP 6 month GBP Strike Price 2.400%		479	10/30/17	2.400	(73,152)
	Put - OTC GBP 6 month GBP Strike Price 2.600%		479	10/30/17	2.600	(89,939)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value
Morgan Stanley & Co. International PLC	Call - OTC GBP 6 month GBP Strike Price 3.900%	GBP	451	02/09/15	3.900%	$—
	Call - OTC USD 3 month LIBOR Strike Price 5.035%	$	244	11/19/15	5.035	(37)
	Put - OTC GBP 6 month GBP Strike Price 2.928%	GBP	501	06/02/16	2.928	(66,576)
	Put - OTC GBP 6 month GBP Strike Price 2.600%		957	10/30/17	2.600	(179,877)
	Put - OTC GBP 6 month GBP Strike Price 2.400%		956	10/30/17	2.400	(146,305)
	Call - OTC USD 3 month LIBOR Strike Price 5.000%	$	707	03/12/18	5.000	(7,268)
TOTAL (Premium Received $585,049)			23,032			$(745,616)

For the fiscal year ended December 31, 2014, the Fund had the following interest rate swaptions activities:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding December 31, 2013	13,882	$193,768
Contracts Written	81,143	883,491
Contracts Bought to Close	(51,540)	(384,340)
Contracts Expired	(20,453)	(107,870)
Contracts Outstanding December 31, 2014	23,032	$585,049

For the fiscal year ended December 31, 2014, the Fund had the following written equity options activities:

OPTIONS ON EQUITIES CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding December 31, 2013	—	$—
Contracts Written	1,578	124,784
Contracts Bought to Close	(1,156)	(94,381)
Contracts Expired	(186)	(11,276)
Contracts Assigned	(236)	(19,127)
Contracts Outstanding December 31, 2014	—	$—

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

For the fiscal year ended December 31, 2014, the Fund had the following written futures options activities:

OPTIONS ON FUTURES CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding December 31, 2013	35	$13,881
Contracts Written	946	233,628
Contracts Bought to Close	(543)	(143,500)
Contracts Expired	(438)	(104,009)
Contracts Outstanding December 31, 2014	—	$—

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2014, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of January 2, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$ 247,800,000	$ 247,801,122	$ 253,538,769

REPURCHASE AGREEMENTS — At December 31, 2014, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.070%	$18,887,195
Citigroup Global Markets, Inc.	0.080	151,097,561
Merrill Lynch & Co., Inc.	0.080	21,153,659
TD Securities (USA) LLC	0.090	56,661,585
TOTAL		$247,800,000

At December 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.220% to 3.200%	07/09/15 to 12/26/24
Federal Home Loan Mortgage Corp.	3.500	10/01/25
Federal National Mortgage Association	0.875 to 5.500	10/26/17 to 12/01/44
Government National Mortgage Association	3.000 to 3.500	11/20/42
Tennessee Valley Authority	2.875	09/15/24
United States Treasury Notes	1.625 to 2.625	04/30/19 to 11/15/20

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $625,120,448)	$634,419,117
Repurchase agreement, at value which equals cost	247,800,000
Foreign currencies, at value (cost $204,547)	201,177
Unrealized gain on forward foreign currency exchange contracts	2,657,741
Unrealized gain on swap contracts	601,010
Receivables:
Collateral on certain derivative contracts(a)	22,238,500
Investments sold	6,966,297
Investments sold on an extended settlement basis	269,944
Dividends and interest	3,538,263
Fund shares sold	2,505,608
Reimbursement from investment adviser	732,064
Due from broker	518,370
Variation margin on certain derivative contracts	241,512
Upfront payments made on swap contracts	133,298
Foreign tax reclaims	19,725
Other assets	228,855
Total assets	923,071,481

Liabilities:
Due to custodian	3,420,261
Securities sold short, at value (proceeds received $75,552,989)	78,388,822
Written option contracts, at value (premium received $821,001)	1,221,601
Unrealized loss on forward foreign currency exchange contracts	998,267
Unrealized loss on swap contracts	492,675
Payables:
Investments purchased	3,391,003
Investments purchased on an extended settlement basis	2,062,257
Fund shares redeemed	3,061,680
Management fees	1,375,691
Due to broker	660,060
Collateral on certain derivative contracts	310,000
Upfront payments received on swap contracts	292,189
Dividend expense payable on securities sold short	230,191
Distribution and Service fees and Transfer Agent fee	107,676
Accrued expenses	937,466
Total liabilities	96,949,839

Net Assets:
Paid-in capital	817,523,962
Distributions in excess of net investment loss	(724,059)
Accumulated net realized gain	1,357,485
Net unrealized gain	7,964,254
NET ASSETS	$826,121,642
Net Assets:
Class A	$116,593,384
Class C	38,206,517
Institutional	628,397,374
Class IR	42,894,498
Class R	29,869
Total Net Assets	$826,121,642
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	11,024,611
Class C	3,649,428
Institutional	59,208,493
Class IR	4,047,863
Class R	2,828
Net asset value, offering and redemption price per share:(b)
Class A	$10.58
Class C	10.47
Institutional	10.61
Class IR	10.60
Class R	10.56

(a)	Includes segregated cash of $8,309,256, $1,540,000, and $12,389,234 relating to initial margin requirements on futures, forwards, and short sales transactions.
(b)	Maximum public offering price per share for Class A Shares is $11.20. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2014

Investment income:
Interest	$8,391,469
Dividends (net of foreign withholding taxes of $71,610)	4,003,856
Total investment income	12,395,325

Expenses:
Management fees	10,606,839
Custody, accounting and administrative services	997,479
Dividend expense for securities sold short	896,179
Professional fees	760,220
Prime broker fees	647,154
Distribution and Service fees(a)	415,704
Transfer Agent fees(a)	397,907
Amortization of offering costs	317,988
Registration fees	218,582
Printing and mailing costs	122,411
Trustee fees	75,718
Other	149,181
Total expenses	15,605,362
Less — expense reductions	(2,009,234)
Net expenses	13,596,128
NET INVESTMENT LOSS	(1,200,803)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	822,003
Investments sold short	(3,137,718)
Futures contracts	13,806,903
Written options	837,518
Swap contracts	(209,905)
Forward foreign currency exchange contracts	2,333,516
Foreign currency transactions	244,931
Net change in unrealized gain (loss) on:
Investments	3,579,806
Investments sold short	(2,835,833)
Futures contracts	1,236,273
Written options	(358,637)
Swap contracts	(1,572,894)
Forward foreign currency exchange contracts	1,552,422
Foreign currency transactions	(5,229)
Net realized and unrealized gain	16,293,156
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,092,353

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$214,743	$200,823	$138	$163,205	$38,156	$162,598	$33,895	$53

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2014	For the Period Ended December 31, 2013(a)
From operations:
Net investment loss	$(1,200,803)	$(143,235)
Net realized gain	14,697,248	1,274,851
Net change in unrealized gain	1,595,908	6,368,346
Net increase in net assets resulting from operations	15,092,353	7,499,962

Distributions to shareholders:
From net investment income
Class A Shares	(394,559)	—
Class C Shares	(17,831)	—
Institutional Shares	(3,996,787)	—
Class IR Shares	(251,033)	—
Class R Shares	(9)	—
From net realized gains
Class A Shares	(1,229,026)	(115,948)
Class C Shares	(408,632)	(5,511)
Institutional Shares	(6,672,737)	(731,502)
Class IR Shares	(324,476)	(37,110)
Class R Shares	(326)	(147)
Total distributions to shareholders	(13,295,416)	(890,218)

From share transactions:
Proceeds from sales of shares	814,465,224	189,767,210
Reinvestment of distributions	13,076,031	835,259
Cost of shares redeemed	(193,873,429)	(6,655,334)
Net increase in net assets resulting from share transactions	633,667,826	183,947,135
TOTAL INCREASE	635,464,763	190,556,879

Net assets:
Beginning of year	190,656,879	100,000
End of year	$826,121,642	$190,656,879
Distributions in excess of net investment income (loss)	$(724,059)	$199,876

(a)	Commenced operations on April 30, 2013.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEAR ENDED DECEMBER 31,
2014 - A	$10.46	$(0.06)	$0.33	$0.27	$(0.03)	$(0.12)	$(0.15)
2014 - C	10.40	(0.14)	0.33	0.19	— (d)	(0.12)	(0.12)
2014 - Institutional	10.49	(0.01)	0.31	0.30	(0.06)	(0.12)	(0.18)
2014 - IR	10.48	(0.03)	0.33	0.30	(0.06)	(0.12)	(0.18)
2014 - R	10.44	(0.07)	0.31	0.24	— (d)	(0.12)	(0.12)

FOR THE PERIOD ENDED DECEMBER 31,
2013 - A (Commenced April 30, 2013)	10.00	(0.03)	0.55	0.52	—	(0.06)	(0.06)
2013 - C (Commenced April 30, 2013)	10.00	(0.08)	0.54	0.46	—	(0.06)	(0.06)
2013 - Institutional (Commenced April 30, 2013)	10.00	(0.01)	0.56	0.55	—	(0.06)	(0.06)
2013 - IR (Commenced April 30, 2013)	10.00	(0.01)	0.55	0.54	—	(0.06)	(0.06)
2013 - R (Commenced April 30, 2013)	10.00	(0.06)	0.56	0.50	—	(0.06)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including dividend expenses for securities sold short)		Ratio of net expenses to average net assets (excluding dividend expenses for securities sold short)		Ratio of total expenses to average net assets (including dividend expenses for securities sold short)		Ratio of total expenses to average net assets (excluding dividend expenses for securities sold short)		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$10.58	2.61%	$116,593	2.85%		2.68%		3.23%		3.06%		(0.53)%		144%
10.47	1.84	38,207	3.64		3.45		3.99		3.80		(1.33)		144
10.61	3.00	628,397	2.45		2.28		2.82		2.65		(0.11)		144
10.60	2.85	42,894	2.62		2.44		3.06		2.86		(0.27)		144
10.56	2.30	30	3.05		2.91		3.46		3.32		(0.69)		144

10.46	5.20	25,304	2.55	(e)	2.55	(e)	3.88	(e)	3.88	(e)	(0.42	)(e)	102
10.40	4.60	1,427	3.30	(e)	3.30	(e)	4.72	(e)	4.72	(e)	(1.19	)(e)	102
10.49	5.40	156,849	2.15	(e)	2.15	(e)	3.64	(e)	3.64	(e)	(0.17	)(e)	102
10.48	5.40	7,051	2.30	(e)	2.30	(e)	3.62	(e)	3.62	(e)	(0.19	)(e)	102
10.44	5.00	26	2.79	(e)	2.79	(e)	4.36	(e)	4.36	(e)	(0.90	)(e)	102

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a non-diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional, Class IR and Class R Shares. The Fund commenced operations on April 30, 2013.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of December 31, 2014, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Ares Capital Management II, LLC (“Ares”), Brigade Capital Management, L.P. (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), First Pacific Advisors, LLC (“FPA”), GAM International Management Limited (“GAM”), Graham Capital Management, L.P. (“GCM”), Halcyon Liquid Strategies IC Management LP (“Halcyon”), Lateef Investment Management, L.P. (“Lateef”), Polaris Capital Management, LLC (“Polaris”) and Sirios Capital Management, L.P. (“Sirios”) (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

ii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the position that was sold and deliver it to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2014.

Counterparty	Securities Sold Short(1)	Collateral Pledged(2)	Net Amount(3)
Deutsche Bank AG (4)	$12,920,518	$(12,920,518)	$—
Deutsche Bank AG (4)	33,808,293	(33,808,293)	—
JP Morgan Chase Bank	31,660,011	(31,660,011)	—
Total	$78,388,822	$(78,388,822)	$—

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	At December 31, 2014 the value of securities received pledged exceeded the value of the related securities sold short.
(3)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.
(4)	Securities sold short were executed through separate Underlying Managers.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a tri-party account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Africa	$—	$2,870,297	$—
Asia	2,332,980	6,550,459	—
Australia and Oceania	808,400	—	—
Europe	21,708,800	50,144,281	—
North America	237,120,565	22,798	—
Preferred Stocks	—	14,373,925	—
Fixed Income
Corporate Obligations	—	158,268,485	192,171
U.S. Treasury Obligations and/or Other U.S. Government Agencies	74,150,828	98,423	—
Foreign Debt Obligations	1,352,965	5,368,279	—
Municipal Debt Obligations	—	3,062,426	—
Senior Term Loans	—	48,187,312	5,269,607
Warrants	—	518,981	—
Short-term Investments	—	247,800,000	—
Total	$337,474,538	$537,265,666	$5,461,778

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Investment Type	Level 1	Level 2	Level 3
Liabilities
Common Stocks Sold Short and/or Other Equity Investments(a)
Asia	$(3,708,475)	$(1,970,667)	$—
Europe	(1,308,416)	—	—
North America	(71,401,264)	—	—
Total	$(76,418,155)	$(1,970,667)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$535,016	$1,482,119	$—
Forward Foreign Currency Exchange Contracts(b)	—	2,657,741	—
Futures Contracts(b)	3,154,127	—	—
Interest Rate Swap Contracts(b)	—	2,630,401	—
Credit Default Swap Contracts(b)	—	71,783	—
Total	$3,689,143	$6,842,044	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(998,267)	$—
Futures Contracts(b)	(1,288,367)	—	—
Interest Rate Swap Contracts(b)	—	(4,156,011)	—
Credit Default Swap Contracts(b)	—	(168,568)	—
Written Options Contracts	—	(1,221,601)	—
Total	$(1,288,367)	$(6,544,447)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest Rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$6,020,127	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Written options, at value	$(5,525,939)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts; Investments, at value	236,794		Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(168,568)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	3,183,611		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(1,474,252)
Equity	Variation margin on certain derivative contracts; Investments, at value	1,090,655	(a)	Variation margin on certain derivative contracts	(664,055)	(a)
Total		$10,531,187			$(7,832,814)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $492,675, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes For the fiscal year ended December 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$8,471,652	$247,856	3,525
Credit	Net realized gain (loss) from investments and swap contracts/Net change in unrealized gain (loss) on investments and swap contracts	(179,357)	(69,671)	38
Currency	Net realized gain (loss) from investments, forward foreign currency exchange contracts and written options/ Net change in unrealized gain (loss) on investments, forward foreign currency exchange contracts and written options	2,435,815	1,519,668	717
Equity	Net realized gain (loss) from investments, futures contracts and written options/ Net change in unrealized gain (loss) on investment and futures contracts	5,401,763	(995,302)	971
Total		$16,129,873	$702,551	5,251

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2014.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2014:

	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$56,766	$—	$56,766	$—	$—	$—	$—	$56,766	$—	$56,766
Barclays Bank PLC	371,193	104,777	148,986	624,956	(156,471)	(97,290)	(261,300)	(515,061)	109,895	—	109,895
Citibank NA (London)	—	5,955	—	5,955	(10,486)	—	—	(10,486)	(4,531)	—	(4,531)
Credit Suisse International (London)	107,052	175,401	326,449	608,902	(2,758)	(124,295)	(29,934)	(156,987)	451,915	—	451,915
Deutsche Bank AG	26,153	49,881	—	76,034	(34,841)	—	(26,271)	(61,112)	14,922	(14,922)	—
Deutsche Bank AG (Frankfurt)	76,818	80,608	—	157,426	(153,972)	—	(1,963)	(155,935)	1,491	—	1,491
Deutsche Bank AG (London)(3)	117,808	126,779	212,567	457,154	(103,962)	(65,603)	(106,296)	(275,861)	181,293	—	181,293
Deutsche Bank AG (London)(3)	—	—	266,560	266,560	—	(99,305)	—	(99,305)	167,255	—	167,255
JPMorgan Chase Bank (London)	439,045	843	158,280	598,168	(30,185)	(226,680)	(395,774)	(652,639)	(54,471)	—	(54,471)
Merrill Lynch & Co., Inc.	—	—	1,345,219	1,345,219	—	(368,091)	—	(368,091)	977,128	—	977,128
Morgan Stanley & Co. International PLC	344,050	—	199,518	543,568	—	(17,003)	(400,063)	(417,066)	126,502	—	126,502
State Street Bank and Trust	—	—	162	162	—	—	—	—	162	—	162
Total	$1,482,119	$601,010	$2,657,741	$4,740,870	$(492,675)	$(998,267)	$(1,221,601)	$(2,712,543)	$2,028,327	$(14,922)	$2,013,405
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.
(3)	Derivative contracts were executed through separate Underlying Managers.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014, the contractual and effective net management fee with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Rate
2.00%	1.80%	1.71%	1.68%	2.00%

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2014, Goldman Sachs advised that it retained $54,176 of Class A Shares and $297 of Class C Shares.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividend and interest payments on securities sold short, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.114% and the total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) of Class A, Class R, Institutional, Class IR and Class R Shares are limited to 2.55%, 3.30%, 2.15%, 2.30% and 2.80%, respectively. The Other Expense limitations and the total operating expense limitation agreement will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2014, Goldman Sachs earned $539 in brokerage commissions from portfolio transactions.

As of December 31, 2014, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 90% of Class R Shares of the Fund.

G.  Line of Credit Facility — As of December 31, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Fund did not have any borrowings under the facility.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2014, were $963,744,416 and $540,234,298, respectively. Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amount of $21,618,897 and $2,580,854, respectively.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from:
Ordinary income	$8,291,430
Net long-term capital gains	5,003,986
Total taxable distributions	$13,295,416

The tax character of distributions paid during the period ended December 31, 2013 was as follows:

Distributions paid from:
Ordinary income	$820,693
Net long-term capital gains	69,525
Total taxable distributions	$890,218

As of December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$6,445,879
Undistributed long-term capital gains	1,980,246
Total undistributed earnings	$8,426,125
Timing Differences (Straddle Loss Deferral)	(1,772,286)
Unrealized gains — net	1,943,841
Total accumulated earnings — net	$8,597,680

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2014

7. TAX INFORMATION (continued)

As of December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$875,769,529
Gross unrealized gain	30,963,711
Gross unrealized loss	(24,514,123)
Net unrealized gain	$6,449,588
Net unrealized loss on other investments	(4,505,747)
Net unrealized security gain	$1,943,841

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, options contracts, foreign currency contracts and differences in the tax treatment of partnership investments and passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses, and differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.

Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(167,886)	$(4,769,201)	$4,937,087

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2014

8. OTHER RISKS (continued)

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related dividend payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Change in Fiscal Year End — On December 18, 2014, the Board of Trustees approved a change of the Fund’s fiscal year end from December 31 to October 31, effective October 1, 2015.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2014		For the Period Ended December 31, 2013(a)
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,799,884	$145,642,660	2,574,479	$26,146,713
Reinvestment of distributions	152,647	1,623,453	11,345	115,948
Shares redeemed	(5,347,199)	(57,009,892)	(166,545)	(1,675,241)
	8,605,332	90,256,221	2,419,279	24,587,420
Class C Shares
Shares sold	3,684,774	38,725,099	137,252	1,398,013
Reinvestment of distributions	40,521	426,232	542	5,510
Shares redeemed	(213,013)	(2,241,283)	(648)	(6,542)
	3,512,282	36,910,048	137,146	1,396,981
Institutional Shares
Shares sold	55,682,719	592,272,239	15,329,295	154,985,312
Reinvestment of distributions	978,521	10,450,502	66,069	676,544
Shares redeemed	(12,411,833)	(131,983,495)	(446,278)	(4,519,402)
	44,249,407	470,739,246	14,949,086	151,142,454
Class IR Shares
Shares sold	3,568,379	37,822,254	713,636	7,212,162
Reinvestment of distributions	54,013	575,509	3,628	37,110
Shares redeemed	(247,339)	(2,638,759)	(44,454)	(454,139)
	3,375,053	35,759,004	672,810	6,795,133
Class R Shares
Shares sold	282	2,972	2,501	25,010
Reinvestment of distributions	32	335	14	147
Shares redeemed	—	—	(1)	(10)
	314	3,307	2,514	25,147
NET INCREASE	59,742,388	$633,667,826	18,180,835	$183,947,135

(a)	Commenced operations on April 30, 2013.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust II — Goldman Sachs Multi-Manager Alternatives Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”), a portfolio of Goldman Sachs Trust II, at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Alternatives Fund
Share Class	Beginning Account Value 7/1/14	Ending Account Value 12/31/14		Expenses Paid for the 6 months ended 12/31/14*
Class A
Actual	$1,000.00	$994.70		$14.63
Hypothetical 5% return	1,000.00	1,010.54	+	14.75
Class C
Actual	1,000.00	990.80		18.42
Hypothetical 5% return	1,000.00	1,006.70	+	18.56
Institutional
Actual	1,000.00	996.70		12.68
Hypothetical 5% return	1,000.00	1,012.50	+	12.78
Class IR
Actual	1,000.00	996.20		13.53
Hypothetical 5% return	1,000.00	1,011.64	+	13.64
Class R
Actual	1,000.00	993.50		15.78
Hypothetical 5% return	1,000.00	1,009.38	+	15.90

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Multi-Manager Alternatives	2.91%	3.67%	2.52%	2.69%	3.14%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board” or the “Trustees”) oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets The Board determines annually whether to approve the continuance of the Trust’s investment management agreement with the Investment Adviser (the “Management Agreement”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 30, 2015 by the Board, including the “Independent Trustees, at a meeting held on August 6, 2014 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements between the Investment Adviser, on behalf of the Fund, and each of Ares Capital Management II LLC (“Ares”), Brigade Capital Management, LP (“Brigade”), Graham Capital Management, L.P. (“Graham”), and Lateef Investment Management L.P. (“Lateef”) (collectively, the “Designated Sub-Advisers” and together with all sub-advisers serving from time to time, the Sub-Advisers).

The review process undertaken by the Trustees spans the course of the year. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and the portfolio management team managing the Fund;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management team or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser to limit certain expenses of the Fund that exceed a specified level;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, and other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(m)	the nature and quality of the services provided to the Fund by service providers that are not affiliated with Goldman, Sachs & Co. (“Goldman Sachs”) (including the Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services, the Fund, and the other investment companies for which the Trustees have responsibility. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

With regard to the nature, extent, and quality of the services provided by the Investment Adviser, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted that the Fund employs a “manager of managers” structure, whereby the Investment Adviser is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisers’ day-to-day management of the Fund’s assets. They noted the experience and capabilities of the Investment Adviser’s portfolio management team dedicated to sub-adviser oversight. They also noted the significant resources that the Investment Adviser devotes to risk management. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser. The Trustees also reviewed the sub-adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Performance

The Trustees considered the investment performance of the Fund.1 In this regard, they compared the investment performance of the Fund to the performance of other comparable funds registered with the U.S. Securities and Exchange Commission and/or to rankings and ratings issued by the Outside Data Provider as of December 31, 2013, and updated performance information as of June 30, 2014 prepared by the Investment Adviser using a peer group selected by the Outside Data Provider. The Trustees also reviewed the investment performance of the Fund relative to its performance benchmarks. The information on the Fund’s investment performance was provided for the one-year period ending on December 31, 2013. They noted that the Fund had placed in the first quartile of its peer group for the one-year period, and had outperformed its benchmark indices for the one-year period ended June 30, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund. In particular, the Trustees referred to the analysis prepared by the Outside Data Provider regarding the expense rankings of the Fund, including: (i) a comparison of the Fund’s management fees and breakpoints to a relevant peer group and category universe; (ii) an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and (iii) a history comparing the Fund’s expenses to a peer and category average since the Fund commenced operations. The analysis also compared the Fund’s transfer agency fees, custody fees, distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund to a specified level. They considered information provided by the Investment Adviser showing the impact of fee breakpoints, fee reductions, and expense limitations on the Investment Adviser’s revenues. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. The Trustees noted that these collective investment vehicles have a compensation structure which include performance fees, and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees also considered that services provided to the Fund differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

[1]	The Independent Trustees reviewed the performance of Class A and Class I Shares. References herein are to the Class A Shares.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Profitability

The Trustees referred to the information regarding the Investment Adviser’s revenues and pre-tax profit margins with respect to the Fund. In this regard the Trustees noted that they had received, among other things, a profitability analysis and summary, revenue and expense schedule by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain profits and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had previously been provided regarding the Investment Adviser’s profitability. The Trustees considered information pertaining to the amounts of assets in the Fund, the Fund’s recent share purchase and redemption activity, the costs of the services provided by the Investment Adviser and its affiliates and their realized profits, the comparison of fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups, and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Fund that exceed specified levels. The Trustees considered the breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	2.00%
Next $3 billion	1.80%
Next $3 billion	1.71%
Over $8 billion	1.68%

The Trustees noted that the breakpoints in the fee rate payable under the Management Agreement for the Fund were meant to share potential economies of scale, if any, with the shareholders as assets under management reach those asset levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. The Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) Goldman Sachs’ retention of certain fees as the Fund’s distributor; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (f) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers (including the Sub-Advisers) may cause those service providers to be open to doing business with other areas of Goldman Sachs. In considering these benefits to the Investment Adviser and its affiliates, the Trustees reviewed the “Summary of Fall-Out Benefits” memorandum included previously in the Board materials.

Other Benefits to the Fund and Its Shareholders

The Trustees observed that the Fund receives certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel, along with certain sub-advisers, to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision. After deliberation and consideration of all of the information provided, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, its costs, and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund until August 30, 2015. Following discussion of the continuation of the Management Agreement, the consensus of the Trustees was that continued management by the Investment Adviser would likely benefit the Fund and that the Management Agreement should be continued.

Designated Sub-Advisory Agreements

Nature, Extent and Quality of the Services Provided Under the Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent and quality of services provided by

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

each Designated Sub-Adviser, the Trustees considered information on the services provided to the Fund by each Designated Sub-Adviser, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program. The Trustees noted that Ares, Brigade, and Lateef had provided services to the Fund since its inception, and reviewed the Fund’s operations and investment performance since its inception with respect to the management of their respective sleeves of the Fund. The Trustees also noted that Graham had provided services to the Fund since August 2013, and reviewed the Fund’s operations and investment performance since August 2013 with respect to the management of its respective sleeve of the Fund.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the fee schedules for the Designated Sub-Advisers. They considered the breakpoints (if applicable) in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser would be paid by the Investment Adviser, not by the Fund. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser in light of the overall management fee to be paid by the Fund.

Conclusion

After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fees to be paid by the Investment Adviser to the Designated Sub-Advisers is reasonable in light of the services to be provided by the Designated Sub-Advisers and the Fund’s reasonably foreseeable asset levels, and that each Designated Sub-Advisory Agreement should be approved and continued until August 30, 2015.

New Sub-Advisory Agreements

In addition to the action taken by the Trustees at the Annual Meeting, upon the recommendation of the Investment Adviser, at meetings held on August 6, 2014 and November 11, 2014, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement or any sub-advisory agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the respective sub-advisory agreements (each, a “New Sub-Advisory Agreement”) between the Investment Adviser and each of Polaris Capital Management, LLC and Corsair Capital Management, L.P. (each, a “New Sub-Adviser” and, together, the “New Sub-Advisers”).

In connection with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, each New Sub-Adviser provided information in response to a request from the Investment Adviser.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the New Sub-Advisory Agreements and Performance

In evaluating the New Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the New Sub-Advisers. In evaluating the nature, extent and quality of services to be provided by the New Sub-Advisers, the Trustees considered information on the services provided to the Fund by the New Sub-Advisers, including information about the New Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program. In this regard, they considered assessments provided by the Investment Adviser of each New Sub-Adviser, its investment strategies and personnel and its compliance program. The Trustees considered that Corsair currently manages other assets for the Investment Adviser’s clients, and they reviewed performance information for an unregistered fund managed by Corsair and composite of funds managed by Polaris with investment objectives and strategies similar to those to be employed on behalf of the Fund. They noted that, because the New Sub-Advisers had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of each New Sub-Advisory Agreement, including the proposed fee schedule for each New Sub-Adviser. They also considered the fees that Polaris charges to funds and accounts and an unregistered fund managed by Corsair with investment objectives and strategies similar to those to be employed on behalf of the Fund. They noted that the compensation paid to each New Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of each New Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and each New Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser and how it would change upon hiring each New Sub-Adviser. They also considered this information in light of the overall management fee to be paid by the Fund.

In connection with their consideration of each New Sub-Advisory Agreement at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Independent Trustees unanimously concluded that each New Sub-Adviser’s management of a sleeve of the Fund would likely benefit the Fund and its shareholders, and that each New Sub-Advisory Agreement should be approved.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 2012	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2012	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Richard P. Strubel Age: 75	Trustee	Since 2012	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2012	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires, or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes the Trust, Goldman Sachs Trust (“GST”), Goldman Sachs Variable Insurance Trust (“GSVIT”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”), and Goldman Sachs ETF Trust (“GSETF”). As of December 31, 2014, the Trust consisted of six portfolios (one of which offered shares to the public), GST consisted of 94 portfolios (88 of which offered shares to the public), GSVIT consisted of 14 portfolios, each of GSMLP and GSMER consisted of one portfolio, and GSETF consisted of 11 portfolios (none of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs BDC, Inc. (“GSBDC”). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2012

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2012 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund‘s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Multi-Manager Alternatives Fund — Tax Information (Unaudited)

For the fiscal year ended December 31, 2014, 14.03% of the dividends paid from net investment company taxable income by the Multi-Manager Alternatives Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2014, 35.21% of the dividends paid from net investment company taxable income by the Multi-Manager Alternatives Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager Alternatives Fund designates $5,003,986, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2014.

During the fiscal year ended December 31, 2014, the Multi-Manager Alternatives Fund designates $3,631,211 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of December 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. James A. McNamara Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 154840.MF.MED.TMPL /2/2015 MMALTAR-15 / 7k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Fund of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$57,709	$10,000	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0

Tax Fees:

• PwC	$9,204	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Fund’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended December 31, 2014 and December 31, 2013 were $9,204 and none respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 were approximately $9.8 million. The figures for these entities are not yet available for twelve months ended December 31, 2014. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s amended Form N-CSR filed on March 9, 2015.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust II

Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust II

Date:	March 9, 2015

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	March 9, 2015